BANK AFFILIATED BROKER-DEALER AGREEMENT
(FULLY DISCLOSED BASIS)

Premier Mutual Fund Services, Inc.
One Exchange Place
Tenth Floor
Boston, MA 02109
Gentlemen:

We are a broker-dealer registered with the Securities and Exchange
Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). We desire to make available to our customers shares of beneficial interest or common stock of open-end registered investment companies managed, advised or administered by The Dreyfus Corporation or its subsidiaries or affiliates (hereinafter referred to individually as a "Fund" and collectively as the "Funds"). You are the principal underwriter
(as such term is defined in the Investment Company Act of 1940, as amended) of the offering of shares of the Funds and the exclusive agent for the continuous distribution of such shares pursuant to the terms of a Distribution Agreement between you and each Fund. Unless the context otherwise requires, as used herein the term "Prospectus" shall mean the prospectus and related statement of additional information (the
"Statement of Additional Information") incorporated therein by reference
(as amended or supplemented) of each of the respective Funds included in the then currently effective registration statement (or post-effective amendment thereto) of each such Fund, as filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended
(the "Registration Statement").
In consideration for the mutual covenants contained herein, it is hereby agreed that our respective rights and obligations shall be as follows:
1. With respect to any and all transactions in the shares of any Fund pursuant to this Agreement, it is understood and agreed in each case that:
(a) we shall be acting solely as agent for the account of our customer; (b) each transaction shall be initiated solely upon the order of our customer;
(c) you shall execute transactions only upon receiving instructions from us acting as agent for our customer; (d) as between us and our customer, our customer will have full beneficial ownership of all Fund shares; and
(e) each transaction shall be for the account of our customer and not for our account. We represent and warrant to you that we will have full right, power and authority to effect transactions (including, without limitation, any purchases, exchanges and redemptions) in Fund shares on behalf of all customer accounts provided by us to you or to any transfer agent as such term is defined in the Prospectus of each Fund (the "Transfer Agent").
2. All orders for the purchase of any Fund shares shall be executed at the then current public offering price per share (i.e., the net asset value per share plus the applicable sales charge, if any) and all orders for the redemption of any Fund shares shall be executed at the net asset value per share less the applicable deferred sales charge, redemption fee or similar charge or fee, if any, in each case as described in the Prospectus of such Fund. The minimum initial purchase order and minimum subsequent purchase order shall be as set forth in the Prospectus of such Fund. All orders are subject to acceptance or rejection by you at your sole discretion. Unless otherwise mutually agreed in writing, each transaction shall be promptly confirmed in writing directly to the customer on a fully disclosed basis and a copy of each confirmation shall be sent simultaneously to us. You reserve the right, at your discretion and without notice, to suspend the sale of shares or withdraw entirely the sale of shares of any or all of the Funds.
3. In ordering shares of any Fund, we shall rely solely and conclusively on the representations contained in the Prospectus of such Fund. We agree that we shall not make shares of any Fund available to our customers except in compliance with all applicable federal and state laws, and the rules, regulations, requirements and conditions of all applicable regulatory and self-regulatory agencies or authorities. We agree that we shall not purchase any Fund shares, as agent for any customer, unless we deliver or cause to be delivered to such customer, at or prior to the time of such purchase, a copy of the Prospectus of such Fund, or unless such customer has acknowledged receipt of the Prospectus of such Fund. We further agree to obtain from each customer for whom we act as agent for the purchase of Fund shares any taxpayer identification number certification and such other information as may be required from time to time under the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder, and to provide you or your designee with timely written notice of any failure to obtain such taxpayer identification number certification or other information in order to enable the implementation of any required withholding. We will be responsible for the proper instruction and training of all sales personnel employed by us. Unless otherwise mutually agreed in writing, you shall deliver or cause to be delivered to each of the customers who purchases shares of any of the Funds through us pursuant to this Agreement copies of all annual and interim reports, proxy solicitation materials and any other information and materials relating to such Funds and prepared by or on behalf of you, the Fund or its investment adviser, custodian, Transfer
Agent or dividend disbursing agent for distribution to each such customer.
You agree to supply us with copies of the Prospectus, Statement of Additional Information, annual reports, interim reports, proxy solicitation materials and any such other information and materials relating to each Fund in reasonable quantities upon request.
4. We shall not make any representations concerning any Fund shares other than those contained in the Prospectus of such Fund or in any promotional materials or sales literature furnished to us by you or the Fund. We shall not furnish or cause to be furnished to any person or display or publish any information or materials relating to any Fund (including, without limitation, promotional materials and sales literature, advertisements, press releases, announcements, statements, posters, signs or other similar materials), except such information and materials as may be furnished to us by you or the Fund, and such other information and materials as may be approved in writing by you. In making Fund shares available to our customers hereunder, or in providing investment advice regarding such shares to our customers, we shall at all times act in compliance with the Interagency Statement on Retail Sales of Nondeposit Investment Products issued by The Board of Governors of the Federal
Reserve System, the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency, and the Office of Thrift Supervision (February 15, 1994) or any successor interagency requirements as in force at the time such services are provided.
5. In determining the amount of any reallowance payable to us hereunder, you reserve the right to exclude any sales which you reasonably determine are not made in accordance with the terms of the applicable
Fund Prospectuses or the provisions of this Agreement.
6. (a) In the case of any Fund shares sold with a sales charge, customers may be entitled to a reduction in the sales charge on purchases made under a letter of intent ("Letter of Intent") in accordance with the Fund Prospectus. In such a case, our reallowance will be paid based upon the reduced sales charge, but an adjustment to the reallowance will be made in accordance with the Prospectus of the applicable Fund to reflect actual purchases of the customer if such customer's Letter of Intent is not fulfilled. The sales charge and/or reallowance may be changed at any time in your sole discretion upon written notice to us.
    (b) Subject to and in accordance with the terms of the Prospectus of each Fund sold with a sales charge, a reduced sales charge may be applicable with respect to customer accounts through a right of accumulation under which customers are permitted to purchase shares of a Fund at the then current public offering price per share applicable to the total of (i) the dollar amount of shares then being purchased plus (ii) an amount equal to the then current net asset value or public offering price originally paid per share, whichever is higher, of the customer's combined holdings of the shares of such Fund and of any other open-end registered investment company as may be permitted by the applicable Fund
Prospectus. In such case, we agree to furnish to you or the Transfer Agent sufficient information to permit your confirmation of qualification for a reduced sales charge, and acceptance of the purchase order is subject to such confirmation.
    (c) With respect to Fund shares sold with a sales charge, we agree to advise you promptly at your request as to amounts of any and all purchases of Fund shares made by us, as agent for our customers, qualifying for a reduced sales charge.
    (d) Exchanges (i.e., the investment of the proceeds from the liquidation of shares of one open-end registered investment company managed, advised or administered by The Dreyfus Corporation or its subsidiaries or affiliates in the shares of another open-end registered investment company managed, advised or administered by The Dreyfus
Corporation or its subsidiaries or affiliates) shall, where available, be made subject to and in accordance with the terms of each relevant Fund's Prospectus.
    (e) Unless at the time of transmitting an order we advise you or the Transfer Agent to the contrary, the shares ordered will be deemed to be the total holdings of the specified customer.
7. Subject to and in accordance with the terms of each Fund Prospectus and Service Plan, Shareholder Services Plan, Distribution Plan or other similar plan, if any, we understand that you may pay to certain financial institutions, securities dealers and other industry professionals with which you have entered into an agreement in substantially the form annexed hereto as Appendix A, B or C (or such other form as may be approved from time to time by the board of directors, or trustees or managing general partners of the Fund) such fees as may be determined by you in accordance with such agreement for shareholder, administrative or distribution-related services as described therein.
8. The procedures relating to all orders and the handling thereof will be subject to the terms of the Prospectus of each Fund and your written instructions to us from time to time. No conditional orders will be accepted. We agree to place orders with you immediately for the same number of shares and at the same price as any orders we receive from our customers. We shall not withhold placing orders received from customers so as to profit ourselves as a result of such withholding by a change in the net asset value from that used in determining the offering price to such customers, or otherwise; provided, however, that the foregoing shall not prevent the purchase of shares of any Fund by us for our own bona fide investment. We agree that: (a) we shall not effect any transactions (including, without limitation, any purchases, exchanges and redemptions) in any Fund shares registered in the name of, or beneficially owned by, any customer unless such customer has granted us full right, power and authority to effect such transactions on such customer's behalf, and (b) you, each Fund, the Transfer Agent and your and their respective officers, directors, trustees, managing general partners, agents, employees and affiliates shall not be liable for, and shall be fully indemnified and held harmless by us from and against, any and all claims, demands, liabilities and expenses (including, without limitation, reasonable attorneys' fees) which may be incurred by you or any of the foregoing persons entitled to indemnification from us hereunder arising out of or in connection with the execution of any transactions in Fund shares registered in the name of, or beneficially owned by, any customer in reliance upon any oral or written instructions reasonably believed to be genuine and to have been given by or on behalf of us.
9. (a) We agree to remit on behalf of our customers the purchase price for purchase orders of any Fund shares placed by us in accordance with the terms of the Prospectus of the applicable Fund. On or before the settlement date of each purchase order for shares of any Fund, we shall either (i) remit to an account designated by you with the Transfer Agent an amount equal to the then current public offering price of the shares of such Fund being purchased less our reallowance, if any, with respect to such purchase order as determined by you in accordance with the terms of the applicable Fund Prospectus, or (ii) remit to an account designated by you with the Transfer Agent an amount equal to the then current public offering price of the shares of such Fund being purchased without deduction for our reallowance, if any, with respect to such purchase order as determined by you in accordance with the terms of the applicable Fund Prospectus, in which case our reallowance, if any, shall be payable to us by you on at least a monthly basis. If payment for any purchase order is not received in accordance with the terms of the applicable Fund
Prospectus, you reserve the right, without notice, to cancel the sale and to hold us responsible for any loss sustained as a result thereof.
    (b) If any shares sold to us as agent for our customers under the terms of this Agreement are sold with a sales charge and are redeemed for the account of the Fund or are tendered for redemption within seven
(7) business days after the date of purchase: (i) we shall forthwith refund to you the full reallowance received by us on the sale; and (ii) you shall forthwith pay to the Fund your portion of the sales charge on the sale which had been retained by you and shall also pay to the Fund the amount refunded by us.
10. Certificates for shares sold to us as agent for our customers hereunder shall only be issued in accordance with the terms of each Fund's Prospectus upon our customers' specific request and, upon such request, shall be promptly delivered to our customers by the Transfer Agent unless other arrangements are made by us. However, in making delivery of such share certificates to our customers, the Transfer Agent shall have adequate time to clear any checks drawn for the payment of Fund shares.
11.    Each party hereby represents and warrants to the other party that:
(a) it is a corporation, partnership or other entity duly organized and validly existing in good standing under the laws of the jurisdiction in which it was organized; (b) it is duly registered as a broker-dealer with the Securities and Exchange Commission and, to the extent required, with applicable state agencies or authorities having jurisdiction over securities matters, and it is a member of the National Association of Securities Dealers, Inc. (the "NASD"); (c) it will comply with all applicable federal and state laws, and the rules, regulations, requirements and conditions of all applicable regulatory and self-regulatory agencies or authorities in the performance of its duties and responsibilities hereunder; (d) the execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all necessary action, and all other authorizations and approvals (if any) required for its lawful execution and delivery of this Agreement and its performance hereunder have been obtained; and (e) upon execution and delivery by it, and assuming due and valid execution and delivery by the other party, this Agreement will constitute a valid and binding agreement, enforceable in accordance with its terms. Each party agrees to provide the other party with such information and access to appropriate records as may be reasonably required to verify its compliance with the provisions of this Agreement.
12. You agree to inform us, upon our request, as to the states in which you believe the shares of the Funds have been qualified for sale under, or are exempt from the requirements of, the respective securities laws of such states, but you shall have no obligation or responsibility as to our right to make shares of any Funds available to our customers in any jurisdiction. We agree to notify you immediately in the event of (a) our expulsion or suspension from the NASD, or (b) our violation of any applicable federal or state law, rule, regulation, requirement or condition arising out of or in connection with this Agreement, or which may otherwise affect in any material way our ability to act in accordance with the terms of this Agreement. Our expulsion from the NASD will automatically terminate this Agreement immediately without notice. Our suspension from the NASD for violation of any applicable federal or state law, rule, regulation, requirement or condition will terminate this Agreement effective immediately upon your written notice of termination to us.
13. (a) You agree to indemnify, defend and hold us, our several officers and directors, and any person who controls us within the meaning of
Section 15 of the Securities Act of 1933, as amended, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which we, our officers and directors, or any such controlling person, may incur under the Securities Act of 1933, as amended, or under common law or otherwise, arising out of or based upon (i) any breach of any representation, warranty or covenant made by you herein, or (ii) any failure by you to perform your obligations as set forth herein, or (iii) any untrue statement, or alleged untrue statement, of a material fact contained in any Registration Statement or any Prospectus, or arising out of or based upon any omission, or alleged omission, to state a material fact required to be stated in either any Registration Statement or any Prospectus, or necessary to make the statements in any thereof not misleading; provided, however, that your agreement to indemnify us, our officers and directors, and any such controlling person shall not be deemed to cover any claims, demands, liabilities or expenses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in any Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to you or the Fund by us specifically for use in the preparation thereof. Your agreement to indemnify us, our officers and directors, and any such controlling person, as aforesaid, is expressly conditioned upon your being notified of any action brought against our officers or directors, or any such controlling person, such notification to be given by letter or by telecopier, telex, telegram or similar means of same day delivery received by you at your address as specified in Paragraph 18 of this Agreement within seven (7) days after the summons or other first legal process shall have been served. The failure so to notify you of any such action shall not relieve you from any liability which you may have to the person against whom such action is brought by reason of any such breach, failure or untrue, or alleged untrue, statement or omission, or alleged omission, otherwise than on account of your indemnity agreement contained in this Paragraph 13(a). You will be entitled to assume the defense of any suit brought to enforce any such claim, demand, liability or expense. In the event that you elect to assume the defense of any such suit and retain counsel, the defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by any of them; but in case you do not elect to assume the defense of any such suit, you will reimburse us, our officers and directors, and any controlling persons named as defendants in such suit, for the fees and expenses of any counsel retained by us and/or them. Your indemnification agreement contained in this Paragraph 13(a) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any person entitled to indemnification pursuant to this Paragraph 13(a), and shall survive the delivery of any Fund shares and termination of this Agreement. This agreement of indemnity will inure exclusively to the benefit of the persons entitled to indemnification from you pursuant to this Agreement and their respective estates, successors and assigns.
    (b) We agree to indemnify, defend and hold you and your several officers and directors, and each Fund and its several officers and directors or trustees or managing general partners, and any person who controls you and/or each Fund within the meaning of Section 15 of the Securities Act of 1933, as amended, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which you and your several officers and directors, or the Fund and its officers and directors or trustees or managing general partners, or any such controlling person, may incur under the Securities Act of 1933, as amended, or under common law or otherwise, arising out of or based upon (i) any breach of any representation, warranty or covenant made by us herein, or (ii) any failure by us to perform our obligations as set forth herein, or (iii) any untrue, or alleged untrue, statement of a material fact contained in the information furnished in writing by us to you or any Fund specifically for use in such Fund's Registration Statement or Prospectus, or used in the answers to any of the items of the Registration Statement or in the corresponding statements made in the Prospectus, or arising out of or based upon any omission, or alleged omission, to state a material fact in connection with such information furnished in writing by us to you or the Fund and required to be stated in such answers or necessary to make such information not misleading. Our agreement to indemnify you and your officers and directors, and the Fund and its officers and directors or trustees or managing general partners, and any such controlling person, as aforesaid, is expressly conditioned upon our being notified of any action brought against any person or entity entitled to indemnification hereunder, such notification to be given by letter or by telecopier, telex, telegram or similar means of same day delivery received by us at our address as specified in Paragraph 18 of this Agreement within seven (7) days after the summons or other first legal process shall have been served. The failure so to notify us of any such action shall not relieve us from any liability which we may have to you or your officers and directors, or to the Fund or its officers and directors or trustees or managing general partners, or to any such controlling person, by reason of any such breach, failure or untrue, or alleged untrue, statement or omission, or alleged omission, otherwise than on account of our indemnity agreement contained in this Paragraph 13(b). We will be entitled to assume the defense of any suit brought to enforce any such claim, demand, liability or expense. In the event that we elect to assume the defense of any such suit and retain counsel, the defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by any of them; but in case we do not elect to assume the defense of any such suit, we will reimburse you and your officers and directors, and the Fund and its officers and directors or trustees or managing general partners, and any controlling persons named as defendants in such suit, for the fees and expenses of any counsel retained by you and/or them. Our indemnification agreements contained in Paragraph 8 above, Paragraph 16 below and this Paragraph 13(b) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any person entitled to indemnification pursuant to Paragraph 8 above, Paragraph 16 below or this Paragraph 13(b), and shall survive the delivery of any Fund shares and termination of this Agreement. Such agreements of indemnity will inure exclusively to the benefit of the persons entitled to indemnification hereunder and their respective estates, successors and assigns.
14. The names and addresses and other information concerning our customers are and shall remain our sole property, and neither you nor your affiliates shall use such names, addresses or other information for any purpose except in connection with the performance of your duties and responsibilities hereunder and except for servicing and informational mailings relating to the Funds. Notwithstanding the foregoing, this Paragraph 14 shall not prohibit you or any of your affiliates from utilizing for any purpose the names, addresses or other information concerning any of our customers if such names, addresses or other information are obtained in any manner other than from us pursuant to this Agreement. The provisions of this Paragraph 14 shall survive the termination of this Agreement.
15. We agree to serve as a service agent or to provide distribution assistance, in accordance with the terms of the Form of Service
Agreement annexed hereto as Appendix A, Form of Shareholder Services
Agreement annexed hereto as Appendix B, and/or Form of Distribution Plan Agreement annexed hereto as Appendix C, as applicable, for all of our customers who purchase shares of any and all Funds whose Prospectuses provide therefor. By executing this Agreement, each of the parties hereto agrees to be bound by all terms, conditions, rights and obligations set forth in the forms of agreement annexed hereto and further agrees that such forms of agreement supersede any and all prior service agreements or other similar agreements between the parties hereto relating to any Fund or Funds. It is recognized that certain parties may not be permitted to collect distribution fees under the Form of Distribution Plan Agreement annexed hereto, and if we are such a party, we will not collect such fees.
16. By completing the Expedited Redemption Information Form annexed hereto as Appendix D, we agree that you, each Fund with respect to which you permit us to exercise an expedited redemption privilege, the transfer agent of each such Fund, and your and their respective officers, directors or trustees or managing general partners, agents, employees and affiliates shall not be liable for and shall be fully indemnified and held harmless by us from and against any and all claims, demands, liabilities and expenses (including, without limitation, reasonable attorneys' fees) arising out of or in connection with any expedited redemption payments made in reliance upon the information set forth in such Appendix D.
17. Neither this Agreement nor the performance of the services of the respective parties hereunder shall be considered to constitute an exclusive arrangement, or to create a partnership, association or joint venture between you and us. Neither party hereto shall be, act as, or represent itself as, the agent or representative of the other, nor shall either party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name of, or on behalf of, the other party. This Agreement is not intended to, and shall not, create any rights against either party hereto by any third party solely on account of this Agreement. Neither party hereto shall use the name of the other party in any manner without the other party's prior written consent, except as required by any applicable federal or state law, rule, regulation, requirement or condition, and except pursuant to any promotional programs mutually agreed upon in writing by the parties hereto.
18. Except as otherwise specifically provided herein, all notices required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by personal delivery or by postage prepaid, registered or certified United States first class mail, return receipt requested, or by telecopier, telex, telegram or similar means of same day delivery (with a confirming copy by mail as provided herein). Unless otherwise notified in writing, all notices to you shall be given or sent to you at your offices located at One Exchange Place, Tenth Floor, Boston, MA 02109, Attention: President (with a copy to the same address, Attention:
General Counsel), and all notices to us shall be given or sent to us at our address shown below.
19. This Agreement shall become effective only when accepted and signed by you, and may be terminated at any time by either party hereto upon 15 days' prior written notice to the other party. This Agreement, including the Appendices hereto, may be amended by you upon 15 days' prior written notice to us, and such amendment shall be deemed accepted by us upon the placement of any order for the purchase of Fund shares or the acceptance of a fee payable under this Agreement, including the Appendices hereto, after the effective date of any such amendment. This Agreement may not be assigned by us without your prior written consent.
This Agreement constitutes the entire agreement and understanding between the parties hereto relating to the subject matter hereof and supersedes any and all prior agreements between the parties hereto relating to the subject matter hereof.
20. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflicts of laws.
                        Very truly yours,

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                        Bank Name (Please Print or Type)

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                        Address

Date: ---------------------------------  By:----------------------------------
                            Authorized Signature
NOTE: Please sign and return both copies of this Agreement to Premier
Mutual Fund Services, Inc. Upon acceptance one countersigned copy will be returned to you for your files.
                        Accepted:
                        PREMIER MUTUAL FUND SERVICES, INC.

Date: ---------------------------------  By:----------------------------------
                            Authorized Signature
APPENDIX A
TO BANK AFFILIATED BROKER-DEALER AGREEMENT
FORM OF SERVICE AGREEMENT

Premier Mutual Fund Services, Inc.
One Exchange Place
Tenth Floor
Boston, MA 02109
Gentlemen:
We wish to enter into an Agreement with you for servicing shareholders of, and administering shareholder accounts in, certain mutual fund(s) managed, advised or administered by The Dreyfus Corporation or its subsidiaries or affiliates (hereinafter referred to individually as the "Fund" and collectively as the "Funds"). You are the principal underwriter as defined in the Investment Company Act of 1940, as amended (the "Act"), and the exclusive agent for the continuous distribution of shares of the Funds.
The terms and conditions of this Agreement are as follows:
1. We agree to provide shareholder and administrative services for our clients who own shares of the Funds ("clients"), which services may include, without limitation: assisting clients in changing dividend options, account designations and addresses; performing sub-accounting;
establishing and maintaining shareholder accounts and records; processing purchase and redemption transactions; providing periodic statements and/or reports showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by us; arranging for bank wires; and providing such other information and services as you reasonably may request, to the extent we are permitted by applicable statute, rule or regulation. In this regard, if we are a subsidiary or affiliate of a federally chartered and supervised bank or other banking organization, you recognize that we may be subject to the provisions of the Glass-Steagall Act and other laws, rules, regulations or requirements governing, among other things, the conduct of our activities. As such, we are restricted in the activities we may undertake and for which we may be paid and, therefore, intend to perform only those activities as are consistent with our statutory and regulatory obligations. We represent and warrant to, and agree with you, that the compensation payable to us hereunder, together with any other compensation payable to us by clients in connection with the investment of their assets in shares of the Funds, will be properly disclosed by us to our clients.
2. We shall provide such office space and equipment, telephone facilities and personnel (which may be all or any part of the space, equipment and facilities currently used in our business, or all or any personnel employed by us) as is necessary or beneficial for providing information and services to each Fund's shareholders, and to assist you in servicing accounts of clients. We shall transmit promptly to clients all communications sent to us for transmittal to clients by or on behalf of you, any Fund, or any Fund's investment adviser, custodian or transfer or dividend disbursing agent.

3. We agree that neither we nor any of our employees or agents are authorized to make any representation concerning shares of any Fund, except those contained in the then current Prospectus for such Fund, copies of which will be supplied by you to us in reasonable quantities upon request. If we are a subsidiary or an affiliate of a federally supervised bank or thrift institution, we agree that in providing services hereunder we shall at all times act in compliance with the Interagency Statement on Retail Sales of Nondeposit Investment Products issued by The Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency, and the Office of Thrift Supervision (February 15, 1994) or any successor interagency requirements as in force at the time such services are provided. We shall have no authority to act as agent for the Funds or for you.
4. You reserve the right, at your discretion and without notice, to suspend the sale of shares or withdraw the sale of shares of any or all of the Funds.
5. We acknowledge that this Agreement shall become effective for a Fund only when approved by vote of a majority of (i) the Fund's Board of Directors or Trustees or Managing General Partners, as the case may be (collectively "Directors," individually "Director"), and (ii) Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in this Agreement, cast in person at a meeting called for the purpose of voting on such approval.
6. This Agreement shall continue until the last day of the calendar year next following the date of execution, and thereafter shall continue automatically for successive annual periods ending on the last day of each calendar year. For all Funds as to which Board approval of this Agreement is required, such continuance must be approved specifically at least annually by a vote of a majority of (i) the Fund's Board of Directors and
(ii) Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. For any Fund as to which Board approval of this Agreement is required, this Agreement is terminable without penalty, at any time, by a majority of the Fund's Directors who are not "interested persons" (as defined in the Act) and have no direct or indirect financial interest in this Agreement or, upon not more than 60 days' written notice, by vote of holders of a majority of the Fund's shares. As to all Funds, this Agreement is terminable without penalty upon 15 days' notice by either party. In addition, you may terminate this Agreement as to any or all Funds immediately, without penalty, if the present investment adviser of such Fund(s) ceases to serve the Fund(s) in such capacity, or if you cease to act as distributor of such Fund(s). Notwithstanding anything contained herein, if we fail to perform the shareholder servicing and administrative functions contemplated herein by you as to any or all of the Funds, this Agreement shall be terminable effective upon receipt of notice thereof by us. This Agreement also shall terminate automatically in the event of its assignment (as defined in the Act).
7. In consideration of the services and facilities described herein, we shall be entitled to receive from you, and you agree to pay to us, the fees described as payable to us in each Fund's Service Plan adopted pursuant to Rule 12b-1 under the Act, and Prospectus and related Statement of Additional Information. We understand that any payments pursuant to this Agreement shall be paid only so long as this Agreement and such Plan are in effect. We agree that no Director, officer or shareholder of the Fund shall be liable individually for the performance of the obligations hereunder or for any such payments.
8. We agree to provide to you and each applicable Fund such information relating to our services hereunder as may be required to be maintained by you and/or such Fund under applicable federal or state laws, and the rules, regulations, requirements or conditions of applicable regulatory and self-regulatory agencies or authorities.
9. This Agreement shall not constitute either party the legal representative of the other, nor shall either party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name of or on behalf of the other party.
10. All notices required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by personal delivery or by postage prepaid, registered or certified United States first class mail, return receipt requested, or by telecopier, telex, telegram or similar means of same day delivery (with a confirming copy by mail as provided herein). Unless otherwise notified in writing, all notices to you shall be given or sent to you at One Exchange Place, Tenth Floor, Boston, MA 02109,
Attention: President (with a copy to the same address, Attention: General Counsel), and all notices to us shall be given or sent to us at our address which shall be furnished to you in writing on or before the effective date of this Agreement.
11. This Agreement shall be construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws.
APPENDIX B
TO BANK AFFILIATED BROKER-DEALER AGREEMENT
FORM OF SHAREHOLDER SERVICES AGREEMENT

Premier Mutual Fund Services, Inc.
One Exchange Place
Tenth Floor
Boston, MA 02109
Gentlemen:
We wish to enter into an Agreement with you for servicing shareholders of, and administering shareholder accounts in, certain mutual fund(s) managed, advised or administered by The Dreyfus Corporation or its subsidiaries or affiliates (hereinafter referred to individually as the "Fund" and collectively as the "Funds"). You are the principal underwriter as defined in the Investment Company Act of 1940, as amended (the "Act"), and the exclusive agent for the continuous distribution of shares of the Funds.
The terms and conditions of this Agreement are as follows:
1. We agree to provide shareholder and administrative services for our clients who own shares of the Funds ("clients"), which services may include, without limitation: assisting clients in changing dividend options, account designations and addresses; performing sub-accounting;
establishing and maintaining shareholder accounts and records; processing purchase and redemption transactions; providing periodic statements and/or reports showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by us; arranging for bank wires; and providing such other information and services as you reasonably may request, to the extent we are permitted by applicable statute, rule or regulation. In this regard, if we are a subsidiary or affiliate of a federally chartered and supervised bank or other banking organization, you recognize that we may be subject to the provisions of the Glass-Steagall Act and other laws, rules, regulations or requirements governing, among other things, the conduct of our activities. As such, we are restricted in the activities we may undertake and for which we may be paid and, therefore, intend to perform only those activities as are consistent with our statutory and regulatory obligations. We represent and warrant to, and agree with you, that the compensation payable to us hereunder, together with any other compensation payable to us by clients in connection with the investment of their assets in shares of the Funds, will be properly disclosed by us to our clients, will be authorized by our clients and will not result in an excessive or unauthorized fee to us.
2. We shall provide such office space and equipment, telephone facilities and personnel (which may be all or any part of the space, equipment and facilities currently used in our business, or all or any personnel employed by us) as is necessary or beneficial for providing information and services to each Fund's shareholders, and to assist you in servicing accounts of clients. We shall transmit promptly to clients all communications sent to us for transmittal to clients by or on behalf of you, any Fund, or any Fund's investment adviser, custodian or transfer or dividend disbursing agent. We agree that in the event an issue pertaining to a Fund's Shareholder Services Plan is submitted for shareholder approval, we will vote any Fund shares held for our own account in the same proportion as the vote of those shares held for our clients' accounts.
3. We agree that neither we nor any of our employees or agents are authorized to make any representation concerning shares of any Fund, except those contained in the then current Prospectus for such Fund, copies of which will be supplied by you to us in reasonable quantities upon request. If we are a subsidiary or an affiliate of a federally supervised bank or thrift institution, we agree that in providing services hereunder we shall at all times act in compliance with the Interagency Statement on Retail Sales of Nondeposit Investment Products issued by The Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency, and the Office of Thrift Supervision (February 15, 1994) or any successor interagency requirements as in force at the time such services are provided. We shall have no authority to act as agent for the Funds or for you.
4. You reserve the right, at your discretion and without notice, to suspend the sale of shares or withdraw the sale of shares of any or all of the Funds.
5. We acknowledge that this Agreement shall become effective for a Fund only when approved by vote of a majority of (i) the Fund's Board of Directors or Trustees or Managing General Partners, as the case may be (collectively "Directors," individually "Director"), and (ii) Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in this Agreement, cast in person at a meeting called for the purpose of voting on such approval.
6. This Agreement shall continue until the last day of the calendar year next following the date of execution, and thereafter shall continue automatically for successive annual periods ending on the last day of each calendar year. Such continuance must be approved specifically at least annually by a vote of a majority of (i) the Fund's Board of Directors and
(ii) Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty, at any time, by a majority of the Fund's Directors who are not "interested persons" (as defined in the Act) and have no direct or indirect financial interest in this Agreement. This Agreement is terminable without penalty upon 15 days' notice by either party. In addition, you may terminate this Agreement as to any or all Funds immediately, without penalty, if the present investment adviser of such Fund(s) ceases to serve the Fund(s) in such capacity, or if you cease to act as distributor of such Fund(s). Notwithstanding anything contained herein, if we fail to perform the shareholder servicing and administrative functions contemplated herein by you as to any or all of the Funds, this Agreement shall be terminable effective upon receipt of notice thereof by us. This Agreement also shall terminate automatically in the event of its assignment (as defined in the Act).
7. In consideration of the services and facilities described herein, we shall be entitled to receive from you, and you agree to pay to us, the fees described as payable to us in each Fund's Shareholder Services Plan and Prospectus and related Statement of Additional Information. We understand that any payments pursuant to this Agreement shall be paid only so long as this Agreement and such Plan are in effect. We agree that no Director, officer or shareholder of the Fund shall be liable individually for the performance of the obligations hereunder or for any such payments.
8. We agree to provide to you and each applicable Fund such information relating to our services hereunder as may be required to be maintained by you and/or such Fund under applicable federal or state laws, and the rules, regulations, requirements or conditions of applicable regulatory and self-regulatory agencies or authorities.
9. This Agreement shall not constitute either party the legal representative of the other, nor shall either party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name of or on behalf of the other party.
10. All notices required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by personal delivery or by postage prepaid, registered or certified United States first class mail, return receipt requested, or by telecopier, telex, telegram or similar means of same day delivery (with a confirming copy by mail as provided herein). Unless otherwise notified in writing, all notices to you shall be given or sent to you at One Exchange Place, Tenth Floor, Boston, MA 02109
Attention: President (with a copy to the same address, Attention: General Counsel), and all notices to us shall be given or sent to us at our address which shall be furnished to you in writing on or before the effective date of this Agreement.
11. This Agreement shall be construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws.
APPENDIX C
TO BANK AFFILIATED BROKER-DEALER AGREEMENT
FORM OF DISTRIBUTION PLAN AGREEMENT

Premier Mutual Fund Services, Inc.
One Exchange Place
Tenth Floor
Boston, MA 02109
Gentlemen:
We wish to enter into an Agreement with you with respect to our providing distribution assistance relating to shares of certain mutual fund(s) managed, advised or administered by The Dreyfus Corporation or its subsidiaries or affiliates (hereinafter referred to individually as the "Fund" and collectively as the "Funds"). You are the principal underwriter as defined in the Investment Company Act of 1940, as amended (the "Act"), and the exclusive agent for the continuous distribution of shares of the Funds.
The terms and conditions of this Agreement are as follows:
1. We agree to provide distribution assistance in connection with the sale of shares of the Funds. In this regard, if we are a subsidiary or affiliate of a federally chartered and supervised bank or other banking organization, you recognize that we may be subject to the provisions of the Glass-Steagall Act and other laws, rules, regulations or requirements governing, among other things, the conduct of our activities. As such, we are restricted in the activities we may undertake and for which we may be paid and, therefore, intend to perform only those activities as are consistent with our statutory and regulatory obligations. We represent and warrant to, and agree with you, that the compensation payable to us hereunder, together with any other compensation payable to us by clients in connection with the investment of their assets in shares of the Funds, will be properly disclosed by us to our clients.
2. We shall provide such office space and equipment, telephone facilities and personnel (which may be all or any part of the space, equipment and facilities currently used in our business, or all or any personnel employed by us) as is necessary or beneficial for providing services hereunder. We shall transmit promptly to clients all communications sent to us for transmittal to clients by or on behalf of you, any Fund, or any Fund's investment adviser, custodian or transfer or dividend disbursing agent.
3. We agree that neither we nor any of our employees or agents are authorized to make any representation concerning shares of any Fund, except those contained in the then current Prospectus for such Fund, copies of which will be supplied by you to us in reasonable quantities upon request. If we are a subsidiary or an affiliate of a federally supervised bank or thrift institution, we agree that in providing services hereunder we shall at all times act in compliance with the Interagency Statement on Retail Sales of Nondeposit Investment Products issued by The Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency, and the Office of Thrift Supervision (February 15, 1994) or any successor interagency requirements as in force at the time such services are provided. We shall have no authority to act as agent for the Funds or for you.
4. You reserve the right, at your discretion and without notice, to suspend the sale of shares or withdraw the sale of shares of any or all of the Funds.
5. We acknowledge that this Agreement shall become effective for a Fund only when approved by vote of a majority of (i) the Fund's Board of Directors or Trustees or Managing General Partners, as the case may be (collectively "Directors," individually "Director"), and (ii) Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in this Agreement, cast in person at a meeting called for the purpose of voting on such approval.
6. This Agreement shall continue until the last day of the calendar year next following the date of execution, and thereafter shall continue automatically for successive annual periods ending on the last day of each calendar year. Such continuance must be approved specifically at least annually by a vote of a majority of (i) the Fund's Board of Directors and
(ii) Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty, at any time, by a majority of the Fund's Directors who are not "interested persons" (as defined in the Act) and have no direct or indirect financial interest in this Agreement or, upon not more than 60 days' written notice, by vote of holders of a majority of the Fund's shares. This Agreement is terminable without penalty upon 15 days' notice by either party. In addition, you may terminate this Agreement as to any or all Funds immediately, without penalty, if the present investment adviser of such Fund(s) ceases to serve the Fund(s) in such capacity, or if you cease to act as distributor of such Fund(s). Notwithstanding anything contained herein, if we fail to perform the distribution functions contemplated herein by you as to any or all of the Funds, this Agreement shall be terminable effective upon receipt of notice thereof by us. This Agreement also shall terminate automatically in the event of its assignment (as defined in the Act).
7. In consideration of the services and facilities described herein, we shall be entitled to receive from you, and you agree to pay to us, the fees described as payable to us in each Fund's Distribution Plan adopted pursuant to Rule 12b-1 under the Act, and Prospectus and related
Statement of Additional Information. We understand that any payments pursuant to this Agreement shall be paid only so long as this Agreement and such Plan are in effect. We agree that no Director, officer or shareholder of the Fund shall be liable individually for the performance of the obligations hereunder or for any such payments.
8. We agree to provide to you and each applicable Fund such information relating to our services hereunder as may be required to be maintained by you and/or such Fund under applicable federal or state laws, and the rules, regulations, requirements or conditions of applicable regulatory and self-regulatory agencies or authorities.
9. This Agreement shall not constitute either party the legal representative of the other, nor shall either party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name of or on behalf of the other party.
10. All notices required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by personal delivery or by postage prepaid, registered or certified United States first class mail, return receipt requested, or by telecopier, telex, telegram or similar means of same day delivery (with a confirming copy by mail as provided herein). Unless otherwise notified in writing, all notices to you shall be given or sent to you at One Exchange Place, Tenth Floor, Boston, MA 02109,
Attention: President (with a copy to the same address, Attention: General Counsel), and all notices to us shall be given or sent to us at our address which shall be furnished to you in writing on or before the effective date of this Agreement.
11. This Agreement shall be construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws.
APPENDIX D
TO BANK AFFILIATED BROKER-DEALER AGREEMENT
EXPEDITED REDEMPTION INFORMATION FORM

The following information is provided by the Firm identified below which desires to exercise expedited redemption privileges with respect to shares of certain mutual funds managed, advised or administered by The Dreyfus Corporation or its subsidiaries or affiliates, which shares are registered in the name of, or beneficially owned by, the customers of such Firm.

(PLEASE PRINT OR TYPE)

-----------------------------------------------------------------------------
NAME OF BANK

-----------------------------------------------------------------------------
STREET ADDRESS                CITY        STATE        ZIP CODE

In order to speed payment, redemption proceeds shall be sent only to the commercial bank identified below, for credit to customer accounts of the above-named Firm.

-----------------------------------------------------------------------------
NAME OF COMMERCIAL BANK TO RECEIVE ALL PAYMENTS - ABA NUMBER

-----------------------------------------------------------------------------
ACCOUNT NAME                    ACCOUNT NUMBER

-----------------------------------------------------------------------------
STREET ADDRESS                CITY        STATE        ZIP CODE



















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APPENDIX B
TO BANK AFFILIATED BROKER-DEALER AGREEMENT
FORM OF SHAREHOLDER SERVICES AGREEMENT

Premier Mutual Fund Services, Inc.
One Exchange Place
Tenth Floor
Boston, MA 02109
Gentlemen:
We wish to enter into an Agreement with you for servicing shareholders of, and administering shareholder accounts in, certain mutual fund(s) managed, advised or administered by The Dreyfus Corporation or its subsidiaries or affiliates (hereinafter referred to individually as the "Fund" and collectively as the "Funds"). You are the principal underwriter as defined in the Investment Company Act of 1940, as amended (the "Act"), and the exclusive agent for the continuous distribution of shares of the Funds.
The terms and conditions of this Agreement are as follows:
1. We agree to provide shareholder and administrative services for our clients who own shares of the Funds ("clients"), which services may include, without limitation: assisting clients in changing dividend options, account designations and addresses; performing sub-accounting;
establishing and maintaining shareholder accounts and records; processing purchase and redemption transactions; providing periodic statements and/or reports showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by us; arranging for bank wires; and providing such other information and services as you reasonably may request, to the extent we are permitted by applicable statute, rule or regulation. In this regard, if we are a subsidiary or affiliate of a federally chartered and supervised bank or other banking organization, you recognize that we may be subject to the provisions of the Glass-Steagall Act and other laws, rules, regulations or requirements governing, among other things, the conduct of our activities. As such, we are restricted in the activities we may undertake and for which we may be paid and, therefore, intend to perform only those activities as are consistent with our statutory and regulatory obligations. We represent and warrant to, and agree with you, that the compensation payable to us hereunder, together with any other compensation payable to us by clients in connection with the investment of their assets in shares of the Funds, will be properly disclosed by us to our clients, will be authorized by our clients and will not result in an excessive or unauthorized fee to us.
2. We shall provide such office space and equipment, telephone facilities and personnel (which may be all or any part of the space, equipment and facilities currently used in our business, or all or any personnel employed by us) as is necessary or beneficial for providing information and services to each Fund's shareholders, and to assist you in servicing accounts of clients. We shall transmit promptly to clients all communications sent to us for transmittal to clients by or on behalf of you, any Fund, or any Fund's investment adviser, custodian or transfer or dividend disbursing agent. We agree that in the event an issue pertaining to a Fund's Shareholder Services Plan is submitted for shareholder approval, we will vote any Fund shares held for our own account in the same proportion as the vote of those shares held for our clients' accounts.
3. We agree that neither we nor any of our employees or agents are authorized to make any representation concerning shares of any Fund, except those contained in the then current Prospectus for such Fund, copies of which will be supplied by you to us in reasonable quantities upon request. If we are a subsidiary or an affiliate of a federally supervised bank or thrift institution, we agree that in providing services hereunder we shall at all times act in compliance with the Interagency Statement on Retail Sales of Nondeposit Investment Products issued by The Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency, and the Office of Thrift Supervision (February 15, 1994) or any successor interagency requirements as in force at the time such services are provided. We shall have no authority to act as agent for the Funds or for you.
4. You reserve the right, at your discretion and without notice, to suspend the sale of shares or withdraw the sale of shares of any or all of the Funds.
5. We acknowledge that this Agreement shall become effective for a Fund only when approved by vote of a majority of (i) the Fund's Board of Directors or Trustees or Managing General Partners, as the case may be (collectively "Directors," individually "Director"), and (ii) Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in this Agreement, cast in person at a meeting called for the purpose of voting on such approval.
6. This Agreement shall continue until the last day of the calendar year next following the date of execution, and thereafter shall continue automatically for successive annual periods ending on the last day of each calendar year. Such continuance must be approved specifically at least annually by a vote of a majority of (i) the Fund's Board of Directors and
(ii) Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty, at any time, by a majority of the Fund's Directors who are not "interested persons" (as defined in the Act) and have no direct or indirect financial interest in this Agreement. This Agreement is terminable without penalty upon 15 days' notice by either party. In addition, you may terminate this Agreement as to any or all Funds immediately, without penalty, if the present investment adviser of such Fund(s) ceases to serve the Fund(s) in such capacity, or if you cease to act as distributor of such Fund(s). Notwithstanding anything contained herein, if we fail to perform the shareholder servicing and administrative functions contemplated herein by you as to any or all of the Funds, this Agreement shall be terminable effective upon receipt of notice thereof by us. This Agreement also shall terminate automatically in the event of its assignment (as defined in the Act).
7. In consideration of the services and facilities described herein, we shall be entitled to receive from you, and you agree to pay to us, the fees described as payable to us in each Fund's Shareholder Services Plan and Prospectus and related Statement of Additional Information. We understand that any payments pursuant to this Agreement shall be paid only so long as this Agreement and such Plan are in effect. We agree that no Director, officer or shareholder of the Fund shall be liable individually for the performance of the obligations hereunder or for any such payments.
8. We agree to provide to you and each applicable Fund such information relating to our services hereunder as may be required to be maintained by you and/or such Fund under applicable federal or state laws, and the rules, regulations, requirements or conditions of applicable regulatory and self-regulatory agencies or authorities.
9. This Agreement shall not constitute either party the legal representative of the other, nor shall either party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name of or on behalf of the other party.
10. All notices required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by personal delivery or by postage prepaid, registered or certified United States first class mail, return receipt requested, or by telecopier, telex, telegram or similar means of same day delivery (with a confirming copy by mail as provided herein). Unless otherwise notified in writing, all notices to you shall be given or sent to you at One Exchange Place, Tenth Floor, Boston, MA 02109
Attention: President (with a copy to the same address, Attention: General Counsel), and all notices to us shall be given or sent to us at our address which shall be furnished to you in writing on or before the effective date of this Agreement.
11. This Agreement shall be construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws.


APPENDIX C
TO BANK AFFILIATED BROKER-DEALER AGREEMENT
FORM OF DISTRIBUTION PLAN AGREEMENT

Premier Mutual Fund Services, Inc.
One Exchange Place
Tenth Floor
Boston, MA 02109
Gentlemen:
We wish to enter into an Agreement with you with respect to our providing distribution assistance relating to shares of certain mutual fund(s) managed, advised or administered by The Dreyfus Corporation or its subsidiaries or affiliates (hereinafter referred to individually as the "Fund" and collectively as the "Funds"). You are the principal underwriter as defined in the Investment Company Act of 1940, as amended (the "Act"), and the exclusive agent for the continuous distribution of shares of the Funds.
The terms and conditions of this Agreement are as follows:
1. We agree to provide distribution assistance in connection with the sale of shares of the Funds. In this regard, if we are a subsidiary or affiliate of a federally chartered and supervised bank or other banking organization, you recognize that we may be subject to the provisions of the Glass-Steagall Act and other laws, rules, regulations or requirements governing, among other things, the conduct of our activities. As such, we are restricted in the activities we may undertake and for which we may be paid and, therefore, intend to perform only those activities as are consistent with our statutory and regulatory obligations. We represent and warrant to, and agree with you, that the compensation payable to us hereunder, together with any other compensation payable to us by clients in connection with the investment of their assets in shares of the Funds, will be properly disclosed by us to our clients.
2. We shall provide such office space and equipment, telephone facilities and personnel (which may be all or any part of the space, equipment and facilities currently used in our business, or all or any personnel employed by us) as is necessary or beneficial for providing services hereunder. We shall transmit promptly to clients all communications sent to us for transmittal to clients by or on behalf of you, any Fund, or any Fund's investment adviser, custodian or transfer or dividend disbursing agent.
3. We agree that neither we nor any of our employees or agents are authorized to make any representation concerning shares of any Fund, except those contained in the then current Prospectus for such Fund, copies of which will be supplied by you to us in reasonable quantities upon request. If we are a subsidiary or an affiliate of a federally supervised bank or thrift institution, we agree that in providing services hereunder we shall at all times act in compliance with the Interagency Statement on Retail Sales of Nondeposit Investment Products issued by The Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency, and the Office of Thrift Supervision (February 15, 1994) or any successor interagency requirements as in force at the time such services are provided. We shall have no authority to act as agent for the Funds or for you.
4. You reserve the right, at your discretion and without notice, to suspend the sale of shares or withdraw the sale of shares of any or all of the Funds.
5. We acknowledge that this Agreement shall become effective for a Fund only when approved by vote of a majority of (i) the Fund's Board of Directors or Trustees or Managing General Partners, as the case may be (collectively "Directors," individually "Director"), and (ii) Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in this Agreement, cast in person at a meeting called for the purpose of voting on such approval.
6. This Agreement shall continue until the last day of the calendar year next following the date of execution, and thereafter shall continue automatically for successive annual periods ending on the last day of each calendar year. Such continuance must be approved specifically at least annually by a vote of a majority of (i) the Fund's Board of Directors and
(ii) Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty, at any time, by a majority of the Fund's Directors who are not "interested persons" (as defined in the Act) and have no direct or indirect financial interest in this Agreement or, upon not more than 60 days' written notice, by vote of holders of a majority of the Fund's shares. This Agreement is terminable without penalty upon 15 days' notice by either party. In addition, you may terminate this Agreement as to any or all Funds immediately, without penalty, if the present investment adviser of such Fund(s) ceases to serve the Fund(s) in such capacity, or if you cease to act as distributor of such Fund(s). Notwithstanding anything contained herein, if we fail to perform the distribution functions contemplated herein by you as to any or all of the Funds, this Agreement shall be terminable effective upon receipt of notice thereof by us. This Agreement also shall terminate automatically in the event of its assignment (as defined in the Act).
7. In consideration of the services and facilities described herein, we shall be entitled to receive from you, and you agree to pay to us, the fees described as payable to us in each Fund's Distribution Plan adopted pursuant to Rule 12b-1 under the Act, and Prospectus and related
Statement of Additional Information. We understand that any payments pursuant to this Agreement shall be paid only so long as this Agreement and such Plan are in effect. We agree that no Director, officer or shareholder of the Fund shall be liable individually for the performance of the obligations hereunder or for any such payments.
8. We agree to provide to you and each applicable Fund such information relating to our services hereunder as may be required to be maintained by you and/or such Fund under applicable federal or state laws, and the rules, regulations, requirements or conditions of applicable regulatory and self-regulatory agencies or authorities.
9. This Agreement shall not constitute either party the legal representative of the other, nor shall either party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name of or on behalf of the other party.
10. All notices required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by personal delivery or by postage prepaid, registered or certified United States first class mail, return receipt requested, or by telecopier, telex, telegram or similar means of same day delivery (with a confirming copy by mail as provided herein). Unless otherwise notified in writing, all notices to you shall be given or sent to you at One Exchange Place, Tenth Floor, Boston, MA 02109,
Attention: President (with a copy to the same address, Attention: General Counsel), and all notices to us shall be given or sent to us at our address which shall be furnished to you in writing on or before the effective date of this Agreement.
11. This Agreement shall be construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws.


BROKER-DEALER AGREEMENT
(FULLY DISCLOSED BASIS)

Premier Mutual Fund Services, Inc.
One Exchange Place
Tenth Floor
Boston, MA 02109
Gentlemen:
We desire to enter into an Agreement with you for the sale of shares of beneficial interest or common stock of open-end registered investment companies managed, advised or administered by The Dreyfus Corporation or its subsidiaries or affiliates (hereinafter referred to individually as a "Fund" and collectively as the "Funds"), for which you are the principal underwriter, as such term is defined in the Investment Company Act of 1940, as amended, and for which you are the exclusive agent for the continuous distribution of shares pursuant to the terms of a Distribution Agreement between you and each Fund. Unless the context otherwise requires, as used herein the term "Prospectus" shall mean the prospectus and related statement of additional information (the "Statement of Additional Information") incorporated therein by reference (as amended or supplemented) of each of the respective Funds included in the then currently effective registration statement (or post-effective amendment thereto) of each such Fund, as filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Registration Statement").
In consideration for the mutual covenants contained herein, it is hereby agreed that our respective rights and obligations shall be as follows:
1. In all sales of Fund shares to the public, we shall act as dealer for our own account and in no transaction shall we have any authority to act as agent for any Fund, for you or for any other dealer.
2. All orders for the purchase of any Fund shares shall be executed at the then current public offering price per share (i.e., the net asset value per share plus the applicable sales charge, if any) and all orders for the redemption of any Fund shares shall be executed at the net asset value per share, less the applicable deferred sales charge, redemption fee, or similar charge or fee, if any, in each case as described in the Prospectus of such Fund. The minimum initial purchase order and minimum subsequent purchase order shall be as set forth in the Prospectus of such Fund. All orders are subject to acceptance or rejection by you at your sole discretion. Unless otherwise mutually agreed in writing, each transaction shall be promptly confirmed in writing directly to the customer on a fully disclosed basis and a copy of each confirmation shall be sent simultaneously to us. You reserve the right, at your discretion and without notice, to suspend the sale of shares or withdraw entirely the sale of shares of any or all of the Funds.
3. In ordering shares of any Fund, we shall rely solely and conclusively on the representations contained in the Prospectus of such Fund. We agree that we shall not offer or sell shares of any Fund except in compliance with all applicable federal and state securities laws, and the rules, regulations, requirements and conditions of all applicable regulatory and self-regulatory agencies or authorities. In connection with offers to sell and sales of shares of each Fund, we agree to deliver or cause to be delivered to each person to whom any such offer or sale is made, at or prior to the time of such offer or sale, a copy of the Prospectus and, upon request, the Statement of Additional Information of such Fund. We further agree to obtain from each customer to whom we sell Fund shares any taxpayer identification number certification and such other information as may be required from time to time under the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder, and to provide you or your designee with timely written notice of any failure to obtain such taxpayer identification number certification or other information in order to enable the implementation of any required withholding. We will be responsible for the proper instruction and training of all sales personnel employed by us. Unless otherwise mutually agreed in writing, you shall deliver or cause to be delivered to each of the customers who purchases shares of any of the Funds from or through us pursuant to this Agreement copies of all annual and interim reports, proxy solicitation materials and any other information and materials relating to such Funds and prepared by or on behalf of you, the Fund or its investment adviser, custodian, transfer agent or dividend disbursing agent for distribution to each such customer. You agree to supply us with copies of the Prospectus, Statement of Additional Information, annual reports, interim reports, proxy solicitation materials and any such other information and materials relating to each Fund in reasonable quantities upon request.
4. We shall not make any representations concerning any Fund shares other than those contained in the Prospectus of such Fund or in any promotional materials or sales literature furnished to us by you or the Fund. We shall not furnish or cause to be furnished to any person or display or publish any information or materials relating to any Fund (including, without limitation, promotional materials and sales literature, advertisements, press releases, announcements, statements, posters, signs or other similar materials), except such information and materials as may be furnished to us by you or the Fund, and such other information and materials as may be approved in writing by you.
5. In determining the amount of any dealer reallowance payable to us hereunder, you reserve the right to exclude any sales which you reasonably determine are not made in accordance with the terms of the applicable
Fund Prospectuses or the provisions of this Agreement.
6. (a) In the case of any Fund shares sold with a sales charge, customers may be entitled to a reduction in the sales charge on purchases made under a letter of intent ("Letter of Intent") in accordance with the Fund Prospectus. In such a case, our dealer reallowance will be paid based upon the reduced sales charge, but an adjustment to the dealer reallowance will be made in accordance with the Prospectus of the applicable Fund to reflect actual purchases of the customer if such customer's Letter of Intent is not fulfilled. The sales charge and/or dealer reallowance may be changed at any time in your sole discretion upon written notice to us.
    (b) Subject to and in accordance with the terms of the Prospectus of each Fund sold with a sales charge, a reduced sales charge may be applicable with respect to customer accounts through a right of accumulation under which customers are permitted to purchase shares of a Fund at the then current public offering price per share applicable to the total of (i) the dollar amount of shares then being purchased plus (ii) an amount equal to the then current net asset value or public offering price originally paid per share, whichever is higher, of the customer's combined holdings of the shares of such Fund and of any other open-end registered investment company as may be permitted by the applicable Fund
Prospectus. In such case, we agree to furnish to you or the transfer agent, as such term is defined in the Prospectus of each Fund (the "Transfer
Agent"), sufficient information to permit your confirmation of qualification for a reduced sales charge, and acceptance of the purchase order is subject to such confirmation.
    (c) With respect to Fund shares sold with a sales charge, we agree to advise you promptly at your request as to amounts of any and all sales by us to the public qualifying for a reduced sales charge.
    (d) Exchanges (i.e., the investment of the proceeds from the liquidation of shares of one open-end registered investment company managed, advised or administered by The Dreyfus Corporation or its subsidiaries or affiliates in the shares of another open-end registered investment company managed, advised or administered by The Dreyfus
Corporation or its subsidiaries or affiliates) shall, where available, be made subject to and in accordance with the terms of each relevant Fund's Prospectus.
    (e) Unless at the time of transmitting an order we advise you or the Transfer Agent to the contrary, the shares ordered will be deemed to be the total holdings of the specified customer.
7. Subject to and in accordance with the terms of each Fund Prospectus and Service Plan, Shareholder Services Plan, Distribution Plan or similar plan, if any, we understand that you may pay to certain financial institutions, securities dealers and other industry professionals with which you have entered into an agreement in substantially the form annexed hereto as Appendix A, B or C (or such other form as may be approved from time to time by the board of directors, trustees or managing general partners of the Fund) such fees as may be determined by you in accordance with such agreement for shareholder, administrative or distribution-related services as described therein.
8. The procedures relating to all orders and the handling thereof will be subject to the terms of the Prospectus of each Fund and your written instructions to us from time to time. No conditional orders will be accepted. We agree to place orders with you immediately for the same number of shares and at the same price as any orders we receive from our customers. We shall not withhold placing orders received from customers so as to profit ourselves as a result of such withholding by a change in the net asset value from that used in determining the offering price to such customers, or otherwise. We agree that: (a) we shall not effect any transactions (including, without limitation, any purchases, exchanges and redemptions) in any Fund shares registered in the name of, or beneficially owned by, any customer unless such customer has granted us full right, power and authority to effect such transactions on such customer's behalf, and (b) you, each Fund, the Transfer Agent and your and their respective officers, directors, trustees, managing general partners, agents, employees and affiliates shall not be liable for, and shall be fully indemnified and held harmless by us from and against, any and all claims, demands, liabilities and expenses (including, without limitation, reasonable attorneys' fees) which may be incurred by you or any of the foregoing persons entitled to indemnification from us hereunder arising out of or in connection with the execution of any transactions in Fund shares registered in the name of, or beneficially owned by, any customer in reliance upon any oral or written instructions reasonably believed to be genuine and to have been given by or on behalf of us.
9. (a) We agree to pay for purchase orders for Fund shares placed by us in accordance with the terms of the Prospectus of the applicable Fund. On or before the settlement date of each purchase order for shares of any Fund, we shall either (i) remit to an account designated by you with the Transfer Agent an amount equal to the then current public offering price of the shares of such Fund being purchased less our dealer reallowance, if any, with respect to such purchase order as determined by you in accordance with the terms of the applicable Fund Prospectus, or (ii) remit to an account designated by you with the Transfer Agent an amount equal to the then current public offering price of the shares of such Fund being purchased without deduction for our dealer reallowance, if any, with respect to such purchase order as determined by you in accordance with the terms of the applicable Fund Prospectus, in which case our dealer reallowance, if any, shall be payable to us on at least a monthly basis. If payment for any purchase order is not received in accordance with the terms of the applicable Fund Prospectus, you reserve the right, without notice, to cancel the sale and to hold us responsible for any loss sustained as a result thereof.
    (b) If any shares sold to us under the terms of this Agreement are sold with a sales charge and are redeemed for the account of the Fund or are tendered for redemption within seven (7) business days after the date of purchase: (i) we shall forthwith refund to you the full dealer reallowance received by us on the sale; and (ii) you shall forthwith pay to the Fund your portion of the sales charge on the sale which had been retained by you and shall also pay to the Fund the amount refunded by us.
10. Certificates for shares sold to us hereunder shall only be issued in accordance with the terms of each Fund's Prospectus upon our customer's specific request and, upon such request, shall be promptly delivered to us by the Transfer Agent unless other arrangements are made by us.
However, in making delivery of such share certificates to us, the Transfer Agent shall have adequate time to clear any checks drawn for the payment of Fund shares.
11.    Each party hereby represents and warrants to the other party that:
(a) it is a corporation, partnership or other entity duly organized and validly existing in good standing under the laws of the jurisdiction in which it was organized; (b) it is duly registered as a broker-dealer with the Securities and Exchange Commission and, to the extent required, with applicable state agencies or authorities having jurisdiction over securities matters, and it is a member of the National Association of Securities Dealers, Inc. (the "NASD"); (c) it will comply with all applicable federal and state laws, and the rules, regulations, requirements and conditions of all applicable regulatory and self-regulatory agencies or authorities in the performance of its duties and responsibilities hereunder; (d) the execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all necessary action, and all other authorizations and approvals (if any) required for its lawful execution and delivery of this Agreement and its performance hereunder have been obtained; and (e) upon execution and delivery by it, and assuming due and valid execution and delivery by the other party, this Agreement will constitute a valid and binding agreement, enforceable in accordance with its terms. Each party agrees to provide the other party with such information and access to appropriate records as may be reasonably required to verify its compliance with the provisions of this Agreement.
12. You agree to inform us, upon our request, as to the states in which you believe the shares of the Funds have been qualified for sale under, or are exempt from the requirements of, the respective securities laws of such states, but you shall have no obligation or responsibility as to our right to sell shares in any jurisdiction. We agree to notify you immediately in the event of (a) our expulsion or suspension from the NASD, or (b) our violation of any applicable federal or state law, rule, regulation, requirement or condition arising out of or in connection with this Agreement, or which may otherwise affect in any material way our ability to act as a dealer in accordance with the terms of this Agreement.
Our expulsion from the NASD will automatically terminate this Agreement immediately without notice. Our suspension from the NASD for violation of any applicable federal or state law, rule, regulation, requirement or condition will terminate this Agreement effective immediately upon your written notice of termination to us.
13. (a) You agree to indemnify, defend and hold us, our several officers and directors, and any person who controls us within the meaning of
Section 15 of the Securities Act of 1933, as amended, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which we, our officers and directors, or any such controlling person, may incur under the Securities Act of 1933, as amended, or under common law or otherwise, arising out of or based upon (i) any breach of any representation, warranty or covenant made by you herein, or (ii) any failure by you to perform your obligations as set forth herein, or (iii) any untrue statement, or alleged untrue statement, of a material fact contained in any Registration Statement or any Prospectus, or arising out of or based upon any omission, or alleged omission, to state a material fact required to be stated in either any Registration Statement or any Prospectus, or necessary to make the statements in any thereof not misleading; provided, however, that your agreement to indemnify us, our officers and directors, and any such controlling person shall not be deemed to cover any claims, demands, liabilities or expenses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in any Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to you or the Fund by us specifically for use in the preparation thereof. Your agreement to indemnify us, our officers and directors, and any such controlling person, as aforesaid, is expressly conditioned upon your being notified of any action brought against our officers or directors, or any such controlling person, such notification to be given by letter or by telecopier, telex, telegram or similar means of same day delivery received by you at your address as specified in Paragraph 18 of this Agreement within seven (7) days after the summons or other first legal process shall have been served. The failure so to notify you of any such action shall not relieve you from any liability which you may have to the person against whom such action is brought by reason of any such breach, failure or untrue, or alleged untrue, statement or omission, or alleged omission, otherwise than on account of your indemnity agreement contained in this Paragraph 13(a). You will be entitled to assume the defense of any suit brought to enforce any such claim, demand, liability or expense. In the event that you elect to assume the defense of any such suit and retain counsel, the defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by any of them; but in case you do not elect to assume the defense of any such suit, you will reimburse us, our officers and directors, and any controlling persons named as defendants in such suit, for the fees and expenses of any counsel retained by us and/or them. Your indemnification agreement contained in this Paragraph 13(a) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any person entitled to indemnification pursuant to this Paragraph 13(a), and shall survive the delivery of any Fund shares and termination of this Agreement. This agreement of indemnity will inure exclusively to the benefit of the persons entitled to indemnification from you pursuant to this Agreement and their respective estates, successors and assigns.
    (b) We agree to indemnify, defend and hold you and your several officers and directors, and each Fund and its several officers and directors or trustees or managing general partners, and any person who controls you and/or each Fund within the meaning of Section 15 of the Securities Act of 1933, as amended, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which you and your several officers and directors, or the Fund and its officers and directors or trustees or managing general partners, or any such controlling person, may incur under the Securities Act of 1933, as amended, or under common law or otherwise, arising out of or based upon (i) any breach of any representation, warranty or covenant made by us herein, or (ii) any failure by us to perform our obligations as set forth herein, or (iii) any untrue, or alleged untrue, statement of a material fact contained in the information furnished in writing by us to you or any Fund specifically for use in such Fund's Registration Statement or Prospectus, or used in the answers to any of the items of the Registration Statement or in the corresponding statements made in the Prospectus, or arising out of or based upon any omission, or alleged omission, to state a material fact in connection with such information furnished in writing by us to you or the Fund and required to be stated in such answers or necessary to make such information not misleading. Our agreement to indemnify you and your officers and directors, and the Fund and its officers and directors or trustees or managing general partners, and any such controlling person, as aforesaid, is expressly conditioned upon our being notified of any action brought against any person or entity entitled to indemnification hereunder, such notification to be given by letter or by telecopier, telex, telegram or similar means of same day delivery received by us at our address as specified in Paragraph 18 of this Agreement within seven (7) days after the summons or other first legal process shall have been served. The failure so to notify us of any such action shall not relieve us from any liability which we may have to you or your officers and directors, or to the Fund or its officers and directors or trustees or managing general partners, or to any such controlling person, by reason or any such breach, failure or untrue, or alleged untrue, statement or omission, or alleged omission, otherwise than on account of our indemnity agreement contained in this Paragraph 13(b). We shall be entitled to assume the defense of any suit brought to enforce any such claim, demand, liability or expense. In the event that we elect to assume the defense of any such suit and retain counsel, the defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by any of them; but in case we do not elect to assume the defense of any such suit, we will reimburse you and your officers and directors, and the Fund and its officers and directors or trustees or managing general partners, and any controlling persons named as defendants in such suit, for the fees and expenses of any counsel retained by you and/or them. Our indemnification agreements contained in Paragraph 8 above, Paragraph 16 below and this Paragraph 13(b) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any person entitled to indemnification pursuant to Paragraph 8 above, Paragraph 16 below or this Paragraph 13(b), and shall survive the delivery of any Fund shares and termination of this Agreement. Such agreements of indemnity will inure exclusively to the benefit of the persons entitled to indemnification hereunder and their respective estates, successors and assigns.
14. The names and addresses and other information concerning our customers are and shall remain our sole property, and neither you nor your affiliates shall use such names, addresses or other information for any purpose except in connection with the performance of your duties and responsibilities hereunder and except for servicing and informational mailings relating to the Funds. Notwithstanding the foregoing, this Paragraph 14 shall not prohibit you or any of your affiliates from utilizing for any purpose the names, addresses or other information concerning any of our customers if such names, addresses or other information are obtained in any manner other than from us pursuant to this Agreement. The provisions of this Paragraph 14 shall survive the termination of this Agreement.
15. We agree to serve as a service agent or to provide distribution assistance, in accordance with the terms of the Form of Service
Agreement annexed hereto as Appendix A, Form of Shareholder Services
Agreement annexed hereto as Appendix B, and/or Form of Distribution Plan Agreement annexed hereto as Appendix C, as applicable, for all of our customers who purchase shares of any and all Funds whose Prospectuses provide therefor. By executing this Agreement, each of the parties hereto agrees to be bound by all terms, conditions, rights and obligations set forth in the forms of agreement annexed hereto and further agrees that such forms of agreement supersede any and all prior service agreements or other similar agreements between the parties hereto relating to any Fund or Funds. It is recognized that certain parties may not be permitted to collect distribution fees under the Form of Distribution Plan Agreement annexed hereto, and if we are such a party, we will not collect such fees.
16. By completing the Expedited Redemption Information Form annexed hereto as Appendix D, we agree that you, each Fund with respect to which you permit us to exercise an expedited redemption privilege, the Transfer Agent of each such Fund, and your and their respective officers, directors or trustees or managing general partners, agents, employees and affiliates shall not be liable for and shall be fully indemnified and held harmless by us from and against any and all claims, demands, liabilities and expenses (including, without limitation, reasonable attorneys' fees) arising out of or in connection with any expedited redemption payments made in reliance upon the information set forth in such Appendix D.
17. Neither this Agreement nor the performance of the services of the respective parties hereunder shall be considered to constitute an exclusive arrangement, or to create a partnership, association or joint venture between you and us. Neither party hereto shall be, act as, or represent itself as, the agent or representative of the other, nor shall either party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name of, or on behalf of, the other party. This Agreement is not intended to, and shall not, create any rights against either party hereto by any third party solely on account of this Agreement. Neither party hereto shall use the name of the other party in any manner without the other party's prior written consent, except as required by any applicable federal or state law, rule, regulation, requirement or condition, and except pursuant to any promotional programs mutually agreed upon in writing by the parties hereto.
18. Except as otherwise specifically provided herein, all notices required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by personal delivery or by postage prepaid, registered or certified United States first class mail, return receipt requested, or by telecopier, telex, telegram or similar means of same day delivery (with a confirming copy by mail as provided herein). Unless otherwise notified in writing, all notices to you shall be given or sent to you at your offices, located at One Exchange Place, Tenth Floor, Boston, MA 02109, Attn: President (with a copy to the same address, Attention:
General Counsel), and all notices to us shall be given or sent to us at our address shown below.
19. This Agreement shall become effective only when accepted and signed by you, and may be terminated at any time by either party hereto upon 15 days' prior written notice to the other party. This Agreement, including the Appendices hereto, may be amended by you upon 15 days' prior written notice to us, and such amendment shall be deemed accepted by us upon the placement of any order for the purchase of Fund shares or the acceptance of a fee payable under this Agreement, including the Appendices hereto, after the effective date of any such amendment. This Agreement may not be assigned by us without your prior written consent.
This Agreement constitutes the entire agreement and understanding between the parties hereto relating to the subject matter hereof and supersedes any and all prior agreements between the parties hereto relating to the subject matter hereof.
20. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflicts of laws.

                        Very truly yours,

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                        Name of Broker or Dealer (Please Print
or Type)

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                        Address

Date: ---------------------------------  By:----------------------------------
                            Authorized Signature

NOTE: Please sign and return both copies of this Agreement to Premier Mutual Fund Services, Inc. Upon acceptance one countersigned copy will be returned to you for your files.

                        Accepted:
                        PREMIER MUTUAL FUND SERVICES, INC.

Date: ---------------------------------  By:----------------------------------
                            Authorized Signature
APPENDIX A
TO BROKER-DEALER AGREEMENT
FORM OF SERVICE AGREEMENT

Premier Mutual Fund Services, Inc.
One Exchange Place
Tenth Floor
Boston, MA 02109
Gentlemen:
We wish to enter into an Agreement with you for servicing shareholders of, and administering shareholder accounts in, certain mutual fund(s) managed, advised or administered by The Dreyfus Corporation or its subsidiaries or affiliates (hereinafter referred to individually as the "Fund" and collectively as the "Funds"). You are the principal underwriter as defined in the Investment Company Act of 1940, as amended (the "Act"), and the exclusive agent for the continuous distribution of shares of the Funds.
The terms and conditions of this Agreement are as follows:
1. We agree to provide shareholder and administrative services for our clients who own shares of the Funds ("clients"), which services may include, without limitation: answering client inquiries about the Funds; assisting clients in changing dividend options, account designations and addresses; performing sub-accounting; establishing and maintaining shareholder accounts and records; processing purchase and redemption transactions; investing client account cash balances automatically in shares of one or more of the Funds; providing periodic statements and/or reports showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by us; arranging for bank wires; and providing such other information and services as you reasonably may request, to the extent we are permitted by applicable statute, rule or regulation. We represent and warrant to, and agree with you, that the compensation payable to us hereunder, together with any other compensation payable to us by clients in connection with the investment of their assets in shares of the Funds, will be properly disclosed by us to our clients.
2. We shall provide such office space and equipment, telephone facilities and personnel (which may be all or any part of the space, equipment and facilities currently used in our business, or all or any personnel employed by us) as is necessary or beneficial for providing information and services to each Fund's shareholders, and to assist you in servicing accounts of clients. We shall transmit promptly to clients all communications sent to us for transmittal to clients by or on behalf of you, any Fund, or any Fund's investment adviser, custodian or transfer or dividend disbursing agent.
3. We agree that neither we nor any of our employees or agents are authorized to make any representation concerning shares of any Fund, except those contained in the then current Prospectus for such Fund, copies of which will be supplied by you to us in reasonable quantities upon request. We shall have no authority to act as agent for the Funds or for you.
4. You reserve the right, at your discretion and without notice, to suspend the sale of shares or withdraw the sale of shares of any or all of the Funds.
5. We acknowledge that this Agreement shall become effective for a Fund only when approved by vote of a majority of (i) the Fund's Board of Directors or Trustees or Managing General Partners, as the case may be (collectively "Directors," individually "Director"), and (ii) Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in this Agreement, cast in person at a meeting called for the purpose of voting on such approval.
6. This Agreement shall continue until the last day of the calendar year next following the date of execution, and thereafter shall continue automatically for successive annual periods ending on the last day of each calendar year. For all Funds as to which Board approval of this Agreement is required, such continuance must be approved specifically at least annually by a vote of a majority of (i) the Fund's Board of Directors and
(ii) Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. For any Fund as to which Board approval of this Agreement is required, this Agreement is terminable without penalty, at any time, by a majority of the Fund's Directors who are not "interested persons" (as defined in the Act) and have no direct or indirect financial interest in this Agreement or, upon not more than 60 days' written notice, by vote of holders of a majority of the Fund's shares. As to all Funds, this Agreement is terminable without penalty upon 15 days' notice by either party. In addition, you may terminate this Agreement as to any or all Funds immediately, without penalty, if the present investment adviser of such Fund(s) ceases to serve the Fund(s) in such capacity, or if you cease to act as distributor of such Fund(s). Notwithstanding anything contained herein, if we fail to perform the shareholder servicing and administrative functions contemplated herein by you as to any or all of the Funds, this Agreement shall be terminable effective upon receipt of notice thereof by us. This Agreement also shall terminate automatically in the event of its assignment (as defined in the Act).
7. In consideration of the services and facilities described herein, we shall be entitled to receive from you, and you agree to pay to us, the fees described as payable to us in each Fund's Service Plan adopted pursuant to Rule 12b-1 under the Act, and Prospectus and related Statement of Additional Information. We understand that any payments pursuant to this Agreement shall be paid only so long as this Agreement and such Plan are in effect. We agree that no Director, officer or shareholder of the Fund shall be liable individually for the performance of the obligations hereunder or for any such payments.
8. We agree to provide to you and each applicable Fund such information relating to our services hereunder as may be required to be maintained by you and/or such Fund under applicable federal or state laws, and the rules, regulations, requirements or conditions of applicable regulatory and self-regulatory agencies or authorities.
9. This Agreement shall not constitute either party the legal representative of the other, nor shall either party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name of or on behalf of the other party.
10. All notices required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by personal delivery or by postage prepaid, registered or certified United States first class mail, return receipt requested, or by telecopier, telex, telegram or similar means of same day delivery (with a confirming copy by mail as provided herein). Unless otherwise notified in writing, all notices to you shall be given or sent to you at One Exchange Place, Tenth Floor, Boston, MA 02109,
Attention: President (with a copy to the same address, Attention: General Counsel), and all notices to us shall be given or sent to us at our address which shall be furnished to you in writing on or before the effective date of this Agreement.
11. This Agreement shall be construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws.
APPENDIX B
TO BROKER-DEALER AGREEMENT
FORM OF SHAREHOLDER SERVICES AGREEMENT

Premier Mutual Fund Services, Inc.
One Exchange Place
Tenth Floor
Boston, MA 02109
Gentlemen:
We wish to enter into an Agreement with you for servicing shareholders of, and administering shareholder accounts in, certain mutual fund(s) managed, advised or administered by The Dreyfus Corporation or its subsidiaries or affiliates (hereinafter referred to individually as the "Fund" and collectively as the "Funds"). You are the principal underwriter as defined in the Investment Company Act of 1940, as amended (the "Act"), and the exclusive agent for the continuous distribution of shares of the Funds.
The terms and conditions of this Agreement are as follows:
1. We agree to provide shareholder and administrative services for our clients who own shares of the Funds ("clients"), which services may include, without limitation: assisting clients in changing dividend options, account designations and addresses; performing sub-accounting;
establishing and maintaining shareholder accounts and records; processing purchase and redemption transactions; providing periodic statements and/or reports showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by us; arranging for bank wires; and providing such other information and services as you reasonably may request, to the extent we are permitted by applicable statute, rule or regulation. We represent and warrant to, and agree with you, that the compensation payable to us hereunder, together with any other compensation payable to us by clients in connection with the investment of their assets in shares of the Funds, will be properly disclosed by us to our clients, will be authorized by our clients and will not result in an excessive or unauthorized fee to us. We will act solely as agent for, upon the order of, and for the account of, our clients.
2. We shall provide such office space and equipment, telephone facilities and personnel (which may be all or any part of the space, equipment and facilities currently used in our business, or all or any personnel employed by us) as is necessary or beneficial for providing information and services to each Fund's shareholders, and to assist you in servicing accounts of clients. We shall transmit promptly to clients all communications sent to us for transmittal to clients by or on behalf of you, any Fund, or any Fund's investment adviser, custodian or transfer or dividend disbursing agent. We agree that in the event an issue pertaining to a Fund's Shareholder Services Plan is submitted for shareholder approval, we will vote any Fund shares held for our own account in the same proportion as the vote of those shares held for our client's accounts.
3. We agree that neither we nor any of our employees or agents are authorized to make any representation concerning shares of any Fund, except those contained in the then current Prospectus for such Fund, copies of which will be supplied by you to us in reasonable quantities upon request. We shall have no authority to act as agent for the Funds or for you.
4. You reserve the right, at your discretion and without notice, to suspend the sale of shares or withdraw the sale of shares of any or all of the Funds.
5. We acknowledge that this Agreement shall become effective for a Fund only when approved by vote of a majority of (i) the Fund's Board of Directors or Trustees or Managing General Partners, as the case may be (collectively "Directors," individually "Director"), and (ii) Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in this Agreement, cast in person at a meeting called for the purpose of voting on such approval.
6. This Agreement shall continue until the last day of the calendar year next following the date of execution, and thereafter shall continue automatically for successive annual periods ending on the last day of each calendar year. Such continuance must be approved specifically at least annually by a vote of a majority of (i) the Fund's Board of Directors and
(ii) Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty, at any time, by a majority of the Fund's Directors who are not "interested persons" (as defined in the Act) and have no direct or indirect financial interest in this Agreement. This Agreement is terminable without penalty upon 15 days' notice by either party. In addition, you may terminate this Agreement as to any or all Funds immediately, without penalty, if the present investment adviser of such Fund(s) ceases to serve the Fund(s) in such capacity, or if you cease to act as distributor of such Fund(s). Notwithstanding anything contained herein, if we fail to perform the shareholder servicing and administrative functions contemplated herein by you as to any or all of the Funds, this Agreement shall be terminable effective upon receipt of notice thereof by us. This Agreement also shall terminate automatically in the event of its assignment (as defined in the Act).
7. In consideration of the services and facilities described herein, we shall be entitled to receive from you, and you agree to pay to us, the fees described as payable to us in each Fund's Shareholder Services Plan and Prospectus and related Statement of Additional Information. We understand that any payments pursuant to this Agreement shall be paid only so long as this Agreement and such Plan are in effect. We agree that no Director, officer or shareholder of the Fund shall be liable individually for the performance of the obligations hereunder or for any such payments.
8. We agree to provide to you and each applicable Fund such information relating to our services hereunder as may be required to be maintained by you and/or such Fund under applicable federal or state laws, and the rules, regulations, requirements or conditions of applicable regulatory and self-regulatory agencies or authorities.
9. This Agreement shall not constitute either party the legal representative of the other, nor shall either party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name of or on behalf of the other party.
10. All notices required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by personal delivery or by postage prepaid, registered or certified United States first class mail, return receipt requested, or by telex, telecopier, telegram or similar means of same day delivery (with a confirming copy by mail as provided herein). Unless otherwise notified in writing, all notices to you shall be given or sent to you at One Exchange Place, Tenth Floor, Boston, MA 02109,
Attention: President (with a copy to the same address, Attention: General Counsel), and all notices to us shall be given or sent to us at our address which shall be furnished to you in writing on or before the effective date of this Agreement.
11. This Agreement shall be construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws.
APPENDIX C
TO BROKER-DEALER AGREEMENT
FORM OF DISTRIBUTION PLAN AGREEMENT

Premier Mutual Fund Services, Inc.
One Exchange Place
Tenth Floor
Boston, MA 02109
Gentlemen:
We wish to enter into an Agreement with you with respect to our providing distribution assistance relating to shares of certain mutual fund(s) managed, advised or administered by The Dreyfus Corporation or its subsidiaries or affiliates (hereinafter referred to individually as the "Fund" and collectively as the "Funds"). You are the principal underwriter as defined in the Investment Company Act of 1940, as amended (the "Act"), and the exclusive agent for the continuous distribution of shares of the Funds.
The terms and conditions of this Agreement are as follows:
1. We agree to provide distribution assistance in connection with the sale of shares of the Funds. We represent and warrant to, and agree with you, that the compensation payable to us hereunder, together with any other compensation payable to us by clients in connection with the investment of their assets in shares of the Funds, will be properly disclosed by us to our clients.
2. We shall provide such office space and equipment, telephone facilities and personnel (which may be all or any part of the space, equipment and facilities currently used in our business, or all or any personnel employed by us) as is necessary or beneficial for providing services hereunder. We shall transmit promptly to clients all communications sent to us for transmittal to clients by or on behalf of you, any Fund, or any Fund's investment adviser, custodian or transfer or dividend disbursing agent.
3. We agree that neither we nor any of our employees or agents are authorized to make any representation concerning shares of any Fund, except those contained in the then current Prospectus for such Fund, copies of which will be supplied by you to us in reasonable quantities upon request. We shall have no authority to act as agent for the Funds or for you.
4. You reserve the right, at your discretion and without notice, to suspend the sale of shares or withdraw the sale of shares of any or all of the Funds.
5. We acknowledge that this Agreement shall become effective for a Fund only when approved by vote of a majority of (i) the Fund's Board of Directors or Trustees or Managing General Partners, as the case may be (collectively "Directors," individually "Director"), and (ii) Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in this Agreement, cast in person at a meeting called for the purpose of voting on such approval.
6. This Agreement shall continue until the last day of the calendar year next following the date of execution, and thereafter shall continue automatically for successive annual periods ending on the last day of each calendar year. Such continuance must be approved specifically at least annually by a vote of a majority of (i) the Fund's Board of Directors and
(ii) Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty, at any time, by a majority of the Fund's Directors who are not "interested persons" (as defined in the Act) and have no direct or indirect financial interest in this Agreement, or upon not more than 60 days' written notice, by vote of holders of a majority of the Fund's shares. This Agreement is terminable without penalty upon 15 days' notice by either party. In addition, you may terminate this Agreement as to any or all Funds immediately, without penalty, if the present investment adviser of such Fund(s) ceases to serve the Fund(s) in such capacity, or if you cease to act as distributor of such Fund(s). Notwithstanding anything contained herein, if we fail to perform the distribution functions contemplated herein by you as to any or all of the Funds, this Agreement shall be terminable effective upon receipt of notice thereof by us. This Agreement also shall terminate automatically in the event of its assignment (as defined in the Act).
7. In consideration of the services and facilities described herein, we shall be entitled to receive from you, and you agree to pay to us, the fees described as payable to us in each Fund's Distribution Plan adopted pursuant to Rule 12b-1 under the Act, and Prospectus and related
Statement of Additional Information. We understand that any payments pursuant to this Agreement shall be paid only so long as this Agreement and such Plan are in effect. We agree that no Director, officer or shareholder of the Fund shall be liable individually for the performance of the obligations hereunder or for any such payments.
8. We agree to provide to you and each applicable Fund such information relating to our services hereunder as may be required to be maintained by you and/or such Fund under applicable federal or state laws, and the rules, regulations, requirements or conditions of applicable regulatory and self-regulatory agencies or authorities.
9. This Agreement shall not constitute either party the legal representative of the other, nor shall either party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name of or on behalf of the other party.
10. All notices required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by personal delivery or by postage prepaid, registered or certified United States first class mail, return receipt requested, or by telecopier, telex, telegram or similar means of same day delivery (with a confirming copy by mail as provided herein). Unless otherwise notified in writing, all notices to you shall be given or sent to you at One Exchange Place, Tenth Floor, Boston, MA 02109,
Attention: President (with a copy to the same address, Attention: General Counsel), and all notices to us shall be given or sent to us at our address which shall be furnished to you in writing on or before the effective date of this Agreement.
11. This Agreement shall be construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws.
APPENDIX D
TO BROKER-DEALER AGREEMENT
EXPEDITED REDEMPTION INFORMATION FORM

The following information is provided by the Firm identified below which desires to exercise expedited redemption privileges with respect to shares of certain mutual funds managed, advised or administered by The Dreyfus Corporation or its subsidiaries or affiliates, which shares are registered in the name of, or beneficially owned by, the customers of such Firm.


(PLEASE PRINT OR TYPE)

------------------------------------------------------------------------------
NAME OF FIRM

------------------------------------------------------------------------------
STREET ADDRESS                CITY        STATE        ZIP CODE

In order to speed payment, redemption proceeds shall be sent only to the commercial bank identified below, for credit to customer accounts of the above-named Firm.

------------------------------------------------------------------------------
NAME OF COMMERCIAL BANK TO RECEIVE ALL PAYMENTS - ABA NUMBER

------------------------------------------------------------------------------
ACCOUNT NAME                    ACCOUNT NUMBER

------------------------------------------------------------------------------
STREET ADDRESS                CITY        STATE        ZIP CODE



















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APPENDIX B
TO BROKER-DEALER AGREEMENT
FORM OF SHAREHOLDER SERVICES AGREEMENT

Premier Mutual Fund Services, Inc.
One Exchange Place
Tenth Floor
Boston, MA 02109
Gentlemen:
We wish to enter into an Agreement with you for servicing shareholders of, and administering shareholder accounts in, certain mutual fund(s) managed, advised or administered by The Dreyfus Corporation or its subsidiaries or affiliates (hereinafter referred to individually as the "Fund" and collectively as the "Funds"). You are the principal underwriter as defined in the Investment Company Act of 1940, as amended (the "Act"), and the exclusive agent for the continuous distribution of shares of the Funds.
The terms and conditions of this Agreement are as follows:
1. We agree to provide shareholder and administrative services for our clients who own shares of the Funds ("clients"), which services may include, without limitation: assisting clients in changing dividend options, account designations and addresses; performing sub-accounting;
establishing and maintaining shareholder accounts and records; processing purchase and redemption transactions; providing periodic statements and/or reports showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by us; arranging for bank wires; and providing such other information and services as you reasonably may request, to the extent we are permitted by applicable statute, rule or regulation. We represent and warrant to, and agree with you, that the compensation payable to us hereunder, together with any other compensation payable to us by clients in connection with the investment of their assets in shares of the Funds, will be properly disclosed by us to our clients, will be authorized by our clients and will not result in an excessive or unauthorized fee to us. We will act solely as agent for, upon the order of, and for the account of, our clients.
2. We shall provide such office space and equipment, telephone facilities and personnel (which may be all or any part of the space, equipment and facilities currently used in our business, or all or any personnel employed by us) as is necessary or beneficial for providing information and services to each Fund's shareholders, and to assist you in servicing accounts of clients. We shall transmit promptly to clients all communications sent to us for transmittal to clients by or on behalf of you, any Fund, or any Fund's investment adviser, custodian or transfer or dividend disbursing agent. We agree that in the event an issue pertaining to a Fund's Shareholder Services Plan is submitted for shareholder approval, we will vote any Fund shares held for our own account in the same proportion as the vote of those shares held for our client's accounts.
3. We agree that neither we nor any of our employees or agents are authorized to make any representation concerning shares of any Fund, except those contained in the then current Prospectus for such Fund, copies of which will be supplied by you to us in reasonable quantities upon request. We shall have no authority to act as agent for the Funds or for you.
4. You reserve the right, at your discretion and without notice, to suspend the sale of shares or withdraw the sale of shares of any or all of the Funds.
5. We acknowledge that this Agreement shall become effective for a Fund only when approved by vote of a majority of (i) the Fund's Board of Directors or Trustees or Managing General Partners, as the case may be (collectively "Directors," individually "Director"), and (ii) Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in this Agreement, cast in person at a meeting called for the purpose of voting on such approval.
6. This Agreement shall continue until the last day of the calendar year next following the date of execution, and thereafter shall continue automatically for successive annual periods ending on the last day of each calendar year. Such continuance must be approved specifically at least annually by a vote of a majority of (i) the Fund's Board of Directors and
(ii) Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty, at any time, by a majority of the Fund's Directors who are not "interested persons" (as defined in the Act) and have no direct or indirect financial interest in this Agreement. This Agreement is terminable without penalty upon 15 days' notice by either party. In addition, you may terminate this Agreement as to any or all Funds immediately, without penalty, if the present investment adviser of such Fund(s) ceases to serve the Fund(s) in such capacity, or if you cease to act as distributor of such Fund(s). Notwithstanding anything contained herein, if we fail to perform the shareholder servicing and administrative functions contemplated herein by you as to any or all of the Funds, this Agreement shall be terminable effective upon receipt of notice thereof by us. This Agreement also shall terminate automatically in the event of its assignment (as defined in the Act).
7. In consideration of the services and facilities described herein, we shall be entitled to receive from you, and you agree to pay to us, the fees described as payable to us in each Fund's Shareholder Services Plan and Prospectus and related Statement of Additional Information. We understand that any payments pursuant to this Agreement shall be paid only so long as this Agreement and such Plan are in effect. We agree that no Director, officer or shareholder of the Fund shall be liable individually for the performance of the obligations hereunder or for any such payments.
8. We agree to provide to you and each applicable Fund such information relating to our services hereunder as may be required to be maintained by you and/or such Fund under applicable federal or state laws, and the rules, regulations, requirements or conditions of applicable regulatory and self-regulatory agencies or authorities.
9. This Agreement shall not constitute either party the legal representative of the other, nor shall either party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name of or on behalf of the other party.
10. All notices required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by personal delivery or by postage prepaid, registered or certified United States first class mail, return receipt requested, or by telex, telecopier, telegram or similar means of same day delivery (with a confirming copy by mail as provided herein). Unless otherwise notified in writing, all notices to you shall be given or sent to you at One Exchange Place, Tenth Floor, Boston, MA 02109,
Attention: President (with a copy to the same address, Attention: General Counsel), and all notices to us shall be given or sent to us at our address which shall be furnished to you in writing on or before the effective date of this Agreement.
11. This Agreement shall be construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws.


APPENDIX C
TO BROKER-DEALER AGREEMENT
FORM OF DISTRIBUTION PLAN AGREEMENT

Premier Mutual Fund Services, Inc.
One Exchange Place
Tenth Floor
Boston, MA 02109
Gentlemen:
We wish to enter into an Agreement with you with respect to our providing distribution assistance relating to shares of certain mutual fund(s) managed, advised or administered by The Dreyfus Corporation or its subsidiaries or affiliates (hereinafter referred to individually as the "Fund" and collectively as the "Funds"). You are the principal underwriter as defined in the Investment Company Act of 1940, as amended (the "Act"), and the exclusive agent for the continuous distribution of shares of the Funds.
The terms and conditions of this Agreement are as follows:
1. We agree to provide distribution assistance in connection with the sale of shares of the Funds. We represent and warrant to, and agree with you, that the compensation payable to us hereunder, together with any other compensation payable to us by clients in connection with the investment of their assets in shares of the Funds, will be properly disclosed by us to our clients.
2. We shall provide such office space and equipment, telephone facilities and personnel (which may be all or any part of the space, equipment and facilities currently used in our business, or all or any personnel employed by us) as is necessary or beneficial for providing services hereunder. We shall transmit promptly to clients all communications sent to us for transmittal to clients by or on behalf of you, any Fund, or any Fund's investment adviser, custodian or transfer or dividend disbursing agent.
3. We agree that neither we nor any of our employees or agents are authorized to make any representation concerning shares of any Fund, except those contained in the then current Prospectus for such Fund, copies of which will be supplied by you to us in reasonable quantities upon request. We shall have no authority to act as agent for the Funds or for you.
4. You reserve the right, at your discretion and without notice, to suspend the sale of shares or withdraw the sale of shares of any or all of the Funds.
5. We acknowledge that this Agreement shall become effective for a Fund only when approved by vote of a majority of (i) the Fund's Board of Directors or Trustees or Managing General Partners, as the case may be (collectively "Directors," individually "Director"), and (ii) Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in this Agreement, cast in person at a meeting called for the purpose of voting on such approval.
6. This Agreement shall continue until the last day of the calendar year next following the date of execution, and thereafter shall continue automatically for successive annual periods ending on the last day of each calendar year. Such continuance must be approved specifically at least annually by a vote of a majority of (i) the Fund's Board of Directors and
(ii) Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty, at any time, by a majority of the Fund's Directors who are not "interested persons" (as defined in the Act) and have no direct or indirect financial interest in this Agreement, or upon not more than 60 days' written notice, by vote of holders of a majority of the Fund's shares. This Agreement is terminable without penalty upon 15 days' notice by either party. In addition, you may terminate this Agreement as to any or all Funds immediately, without penalty, if the present investment adviser of such Fund(s) ceases to serve the Fund(s) in such capacity, or if you cease to act as distributor of such Fund(s). Notwithstanding anything contained herein, if we fail to perform the distribution functions contemplated herein by you as to any or all of the Funds, this Agreement shall be terminable effective upon receipt of notice thereof by us. This Agreement also shall terminate automatically in the event of its assignment (as defined in the Act).
7. In consideration of the services and facilities described herein, we shall be entitled to receive from you, and you agree to pay to us, the fees described as payable to us in each Fund's Distribution Plan adopted pursuant to Rule 12b-1 under the Act, and Prospectus and related
Statement of Additional Information. We understand that any payments pursuant to this Agreement shall be paid only so long as this Agreement and such Plan are in effect. We agree that no Director, officer or shareholder of the Fund shall be liable individually for the performance of the obligations hereunder or for any such payments.
8. We agree to provide to you and each applicable Fund such information relating to our services hereunder as may be required to be maintained by you and/or such Fund under applicable federal or state laws, and the rules, regulations, requirements or conditions of applicable regulatory and self-regulatory agencies or authorities.
9. This Agreement shall not constitute either party the legal representative of the other, nor shall either party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name of or on behalf of the other party.
10. All notices required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by personal delivery or by postage prepaid, registered or certified United States first class mail, return receipt requested, or by telecopier, telex, telegram or similar means of same day delivery (with a confirming copy by mail as provided herein). Unless otherwise notified in writing, all notices to you shall be given or sent to you at One Exchange Place, Tenth Floor, Boston, MA 02109,
Attention: President (with a copy to the same address, Attention: General Counsel), and all notices to us shall be given or sent to us at our address which shall be furnished to you in writing on or before the effective date of this Agreement.
11. This Agreement shall be construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws.

BANK AGREEMENT
(Fully Disclosed Basis)

Premier Mutual Fund Services, Inc.
One Exchange Place
Tenth Floor
Boston, MA 02109
Gentlemen:
We are a "bank" (as such term is defined in Section 3(a)(6) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") ). We desire to make available to our customers shares of beneficial interest or common stock of open-end registered investment companies managed, advised or administered by The Dreyfus Corporation or its subsidiaries or affiliates (hereinafter referred to individually as a "Fund" and collectively as the "Funds"). You are the principal underwriter (as such term is defined in the Investment Company Act of 1940, as amended) of the offering of shares of the Funds and the exclusive agent for the continuous distribution of such shares pursuant to the terms of a Distribution Agreement between you and each Fund. Unless the context otherwise requires, as used herein the term "Prospectus" shall mean the prospectus and related statement of additional information ("Statement of Additional Information") incorporated therein by reference (as amended and supplemented) of each of the respective Funds included in the then currently effective registration statement (or post-effective amendment thereto) of each such Fund, as filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Registration Statement").
In consideration for the mutual covenants contained herein, it is hereby agreed that our respective rights and obligations shall be as follows:
1. With respect to any and all transactions in the shares of any Fund pursuant to this Agreement, it is understood and agreed in each case that:
(a) we shall be acting solely as agent for the account of our customer; (b) each transaction shall be initiated solely upon the order of our customer;
(c) you shall execute transactions only upon receiving instructions from us acting as agent for our customer; (d) as between us and our customer, our customer will have full beneficial ownership of all Fund shares; and
(e) each transaction shall be for the account of our customer and not for our account. Each transaction shall be without recourse to us provided that we act in accordance with the terms of this Agreement. We represent and warrant to you that we will have full right, power and authority to effect transactions (including, without limitation, any purchases, exchanges and redemptions) in Fund shares on behalf of all customer accounts provided by us to you or to any transfer agent as such term is defined in the Prospectus of each Fund (the "Transfer Agent").
2. All orders for the purchase of any Fund shares shall be executed at the then current public offering price per share (i.e., the net asset value per share plus the applicable sales charge, if any) and all orders for the redemption of any Fund shares shall be executed at the net asset value per share less the applicable deferred sales charge, redemption fee or similar charge or fee, if any, in each case as described in the Prospectus of such Fund. The minimum initial purchase order and minimum subsequent purchase order shall be as set forth in the Prospectus of such Fund. All orders are subject to acceptance or rejection by you at your sole discretion. Unless otherwise mutually agreed in writing, each transaction shall be promptly confirmed in writing directly to the customer on a fully disclosed basis and a copy of each confirmation shall be sent simultaneously to us. You reserve the right, at your discretion and without notice, to suspend the sale of shares or withdraw entirely the sale of shares of any or all of the Funds.
3. In ordering shares of any Fund, we shall rely solely and conclusively on the representations contained in the Prospectus of such Fund. We agree that we shall not make shares of any Fund available to our customers except in compliance with all applicable federal and state laws, and the rules, regulations and requirements of applicable regulatory agencies or authorities. We agree that we shall not purchase any Fund shares, as agent for any customer, unless we deliver or cause to be delivered to such customer, at or prior to the time of such purchase, a copy of the Prospectus of such Fund, or unless such customer has acknowledged receipt of the Prospectus of such Fund. We further agree to obtain from each customer for whom we act as agent for the purchase of Fund shares any taxpayer identification number certification and such other information as may be required from time to time under the Internal
Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder, and to provide you or your designee with timely written notice of any failure to obtain such taxpayer identification number certification or other information in order to enable the implementation of any required withholding. We will be responsible for the proper instruction and training of all sales personnel employed by us. Unless otherwise mutually agreed in writing, you shall deliver or cause to be delivered to each of the customers who purchases shares of any of the Funds through us pursuant to this Agreement copies of all annual and interim reports, proxy solicitation materials and any other information and materials relating to such Funds and prepared by or on behalf of you, the Fund or its investment adviser, custodian, Transfer Agent or dividend disbursing agent for distribution to each such customer. You agree to supply us with copies of the Prospectus, Statement of Additional
Information, annual reports, interim reports, proxy solicitation materials and any such other information and materials relating to each Fund in reasonable quantities upon request.
4. We shall not make any representations concerning any Fund shares other than those contained in the Prospectus of such Fund or in any promotional materials or sales literature furnished to us by you or the Fund. We shall not furnish or cause to be furnished to any person or display or publish any information or materials relating to any Fund (including, without limitation, promotional materials and sales literature, advertisements, press releases, announcements, statements, posters, signs or other similar materials), except such information and materials as may be furnished to us by you or the Fund, and such other information and materials as may be approved in writing by you. In making Fund shares available to our customers hereunder, or in providing investment advice regarding such shares to our customers, we shall at all times act in compliance with the Interagency Statement on Retail Sales of Nondeposit Investment Products issued by The Board of Governors of the Federal
Reserve System, the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency, and the Office of Thrift Supervision (February 15, 1994) or any successor interagency requirements as in force at the time such services are provided.
5. In determining the amount of any reallowance payable to us hereunder, you reserve the right to exclude any sales which you reasonably determine are not made in accordance with the terms of the applicable
Fund Prospectuses or the provisions of this Agreement.
6. (a) In the case of any Fund shares sold with a sales charge, customers may be entitled to a reduction in sales charge on purchases made under a letter of intent ("Letter of Intent") in accordance with the Fund Prospectus. In such case, our reallowance will be paid based upon the reduced sales charge, but an adjustment will be made as described in the Prospectus of the applicable Fund to reflect actual purchases of the customer if he should fail to fulfill his Letter of Intent. The sales charge and/or reallowance may be changed at any time in your sole discretion upon written notice to us.
    (b) Subject to and in accordance with the terms of the Prospectus of each Fund sold with a sales charge, a reduced sales charge may be applicable with respect to customer accounts through a right of accumulation under which customers are permitted to purchase shares of a Fund at the then current public offering price per share applicable to the total of (i) the dollar amount of shares then being purchased plus (ii) an amount equal to the then current net asset value or public offering price originally paid per share, whichever is higher, of the customer's combined holdings of the shares of such Fund and of any other open-end registered investment company as may be permitted by the applicable Fund
Prospectus. In such case, we agree to furnish to you or the Transfer Agent sufficient information to permit your confirmation of qualification for a reduced sales charge, and acceptance of the purchase order is subject to such confirmation.
    (c) With respect to Fund shares sold with a sales charge, we agree to advise you promptly at your request as to amounts of any and all purchases of Fund shares made by us, as agent for our customers, qualifying for a reduced sales charge.
    (d) Exchanges (i.e., the investment of the proceeds from the liquidation of shares of one open-end registered investment company managed, advised or administered by The Dreyfus Corporation or its subsidiaries or affiliates in the shares of another open-end registered investment company managed, advised or administered by The Dreyfus
Corporation or its subsidiaries or affiliates) shall, where available, be made subject to and in accordance with the terms of each Fund's
Prospectus.
    (e) Unless at the time of transmitting an order we advise you to the contrary, the shares ordered will be deemed to be the total holdings of the specified customer.
7. Subject to and in accordance with the terms of each Fund Prospectus and Service Plan, Shareholder Services Plan, Distribution Plan or other similar plan, if any, we understand that you may pay to certain financial institutions, securities dealers and other industry professionals with which you have entered into an agreement in substantially the form annexed hereto as Appendix A, B, or C (or such other form as may be approved from time to time by the board of directors or trustees or managing general partners of the Fund) such fees as may be determined by you in accordance with such agreement for shareholder, administrative or distribution-related services as described therein.
8. The procedures relating to all orders and the handling thereof will be subject to the terms of the Prospectus of each Fund and your written instructions to us from time to time. No conditional orders will be accepted. We agree to place orders with you immediately for the same number of shares and at the same price as any orders we receive from our customers. We shall not withhold placing orders received from customers so as to profit ourselves as a result of such withholding by a change in the net asset value from that used in determining the offering price to such customers, or otherwise; provided, however, that the foregoing shall not prevent the purchase of shares of any Fund by us for our own bona fide investment. We agree that: (a) we shall not effect any transactions (including, without limitation, any purchases, exchanges and redemptions) in any Fund shares registered in the name of, or beneficially owned by, any customer unless such customer has granted us full right, power and authority to effect such transactions on such customer's behalf, and (b) you, each Fund, the Transfer Agent and your and their respective officers, directors, trustees, managing general partners, agents, employees and affiliates shall not be liable for, and shall be fully indemnified and held harmless by us from and against, any and all claims, demands, liabilities and expenses (including, without limitation, reasonable attorneys' fees) which may be incurred by you or any of the foregoing persons entitled to indemnification from us hereunder arising out of or in connection with the execution of any transactions in Fund shares registered in the name of, or beneficially owned by, any customer in reliance upon any oral or written instructions reasonably believed to be genuine and to have been given by or on behalf of us.
9. (a) We agree to pay for purchase orders of any Fund shares placed by us in accordance with the terms of the Prospectus of the applicable Fund.
On or before the settlement date of each purchase order for shares of any Fund, we shall either (i) remit to an account designated by you with the Transfer Agent an amount equal to the then current public offering price of the shares of such Fund being purchased less our reallowance, if any, with respect to such purchase order as determined by you in accordance with the terms of the applicable Fund Prospectus, or (ii) remit to an account designated by you with the Transfer Agent an amount equal to the then current public offering price of the shares of such Fund being purchased without deduction for our reallowance, if any, with respect to such purchase order as determined by you in accordance with the terms of the applicable Fund Prospectus, in which case our reallowance, if any, shall be payable to us by you on at least a monthly basis. If payment for any purchase order is not received in accordance with the terms of the applicable Fund Prospectus, you reserve the right, without notice, to cancel the sale and to hold us responsible for any loss sustained as a result thereof.
    (b) If any shares sold to us as agent for our customers under the terms of this Agreement are sold with a sales charge and are redeemed for the account of the Fund or are tendered for redemption within seven
(7) days after the date of purchase: (i) we shall forthwith refund to you the full reallowance received by us on the sale; and (ii) you shall forthwith pay to the Fund your portion of the sales charge on the sale which had been retained by you and shall also pay to the Fund the amount refunded by us.
10. Certificates for shares sold to us as agent for our customers hereunder shall only be issued in accordance with the terms of each Fund's Prospectus upon our customers' specific request and, upon such request, shall be promptly delivered to our customers by the Transfer Agent unless other arrangements are made by us. However, in making delivery of such share certificates to our customers, the Transfer Agent shall have adequate time to clear any checks drawn for the payment of Fund shares.
11. We hereby represent and warrant to you that: (a) we are a "bank" as such term is defined in Section 3(a)(6) of the Exchange Act; (b) we are a duly organized and validly existing "bank" in good standing under the laws of the jurisdiction in which we were organized; (c) all authorizations (if any) required for our lawful execution of this Agreement and our performance hereunder have been obtained; and (d) upon execution and delivery by us, and assuming due and valid execution and delivery by you, this Agreement will constitute a valid and binding agreement, enforceable against us in accordance with its terms. We agree to give written notice to you promptly in the event that we shall cease to be a "bank" as such term is defined in Section 3(a)(6) of the Exchange Act. In such event, this Agreement shall be automatically terminated upon such written notice.
12. You agree to inform us, upon our request, as to the states in which you believe the shares of the Funds have been qualified for sale under, or are exempt from the requirements of, the respective securities laws of such states, but you shall have no obligation or responsibility as to our right to make shares of any Funds available to our customers in any jurisdiction. We agree to comply with all applicable federal and state laws, rules, regulations and requirements relating to the performance of our duties and responsibilities hereunder.
13. (a) You agree to indemnify, defend and hold us, our several officers and directors, and any person who controls us within the meaning of
Section 15 of the Securities Act of 1933, as amended, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which we, our officers and directors, or any such controlling person, may incur under the Securities Act of 1933, as amended, or under common law or otherwise, arising out of or based upon (i) any breach of any representation, warranty or covenant made by you herein, or (ii) any failure by you to perform your obligations as set forth herein, or (iii) any untrue statement, or alleged untrue statement, of a material fact contained in any Registration Statement or any Prospectus, or arising out of or based upon any omission, or alleged omission, to state a material fact required to be stated in either any Registration Statement or any Prospectus, or necessary to make the statements in any thereof not misleading; provided, however, that your agreement to indemnify us, our officers and directors, and any such controlling person shall not be deemed to cover any claims, demands, liabilities or expenses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in any Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to you or the Fund by us specifically for use in the preparation thereof. Your agreement to indemnify us, our officers and directors, and any such controlling person, as aforesaid, is expressly conditioned upon your being notified of any action brought against our officers or directors, or any such controlling person, such notification to be given by letter or by telecopier, telex, telegram or similar means of same day delivery received by you at your address as specified in Paragraph 18 of this Agreement within seven (7) days after the summons or other first legal process shall have been served. The failure so to notify you of any such action shall not relieve you from any liability which you may have to the person against whom such action is brought by reason of any such breach, failure or untrue, or alleged untrue, statement or omission, or alleged omission, otherwise than on account of your indemnity agreement contained in this Paragraph 13(a). You will be entitled to assume the defense of any suit brought to enforce any such claim, demand, liability or expense. In the event that you elect to assume the defense of any such suit and retain counsel, the defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by any of them; but in case you do not elect to assume the defense of any such suit, you will reimburse us, our officers and directors, or any controlling persons named as defendants in such suit, for the fees and expenses of any counsel retained by us or them. Your indemnification agreement contained in this Paragraph 13(a) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any person entitled to indemnification pursuant to this Paragraph 13(a), and shall survive the delivery of any Fund shares and termination of this Agreement. This agreement of indemnity will inure exclusively to the benefit of the persons entitled to indemnification from you pursuant to this Agreement and their respective estates, successors and assigns.
    (b) We agree to indemnify, defend and hold you and your several officers and directors, and each Fund and its several officers and directors or trustees or managing general partners, and any person who controls you and/or each Fund within the meaning of Section 15 of the Securities Act of 1933, as amended, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which you and your several officers and directors, or the Fund and its officers and directors or trustees or managing general partners, or any such controlling person, may incur under the Securities Act of 1933, as amended, or under common law or otherwise, arising out of or based upon (i) any breach of any representation, warranty or covenant made by us herein, or (ii) any failure by us to perform our obligations as set forth herein, or (iii) any untrue, or alleged untrue, statement of a material fact contained in the information furnished in writing by us to you or any Fund specifically for use in such Fund's Registration Statement or Prospectus, or used in the answers to any of the items of the Registration Statement or in the corresponding statements made in the Prospectus, or arising out of or based upon any omission, or alleged omission, to state a material fact in connection with such information furnished in writing by us to you or the Fund and required to be stated in such answers or necessary to make such information not misleading. Our agreement to indemnify you and your officers and directors, and the Fund and its officers and directors or trustees, and any such controlling person, as aforesaid, is expressly conditioned upon our being notified of any action brought against any person or entity entitled to indemnification hereunder, such notification to be given by letter or by telecopier, telex, telegram or similar means of same day delivery received by us at our address as specified in Paragraph 18 of this Agreement within seven (7) days after the summons or other first legal process shall have been served. The failure so to notify us of any such action shall not relieve us from any liability which we may have to you or your officers and directors, or the Fund or its officers and directors or trustees or managing general partners, or to any such controlling person, by reason of any such breach, failure or untrue, or alleged untrue, statement or omission, or alleged omission, otherwise than on account of our indemnity agreement contained in this Paragraph 13(b). Our indemnification agreements contained in Paragraph 8 above, Paragraph 16 below and this Paragraph 13(b) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any person entitled to indemnification pursuant to Paragraph 8 above, Paragraph 16 below or this Paragraph 13(b), and shall survive the delivery of any Fund shares and termination of this Agreement. Such agreements of indemnity will inure exclusively to the benefit of the persons entitled to indemnification hereunder and their respective estates, successors and assigns.
14. The names and addresses and other information concerning our customers are and shall remain our sole property, and neither you nor your affiliates shall use such names, addresses or other information for any purpose except in connection with the performance of your duties and responsibilities hereunder and except for servicing and informational mailings relating to the Funds. Notwithstanding the foregoing, this Paragraph 14 shall not prohibit you or any of your affiliates from utilizing for any purpose the names, addresses or other information concerning any of our customers if such names, addresses or other information are obtained in any manner other than from us pursuant to this Agreement. The provisions of this Paragraph 14 shall survive the termination of this Agreement.
15. We agree to serve as a service agent, in accordance with the terms of the Form of Service Agreement annexed hereto as Appendix A, Form of Shareholder Services Agreement annexed hereto as Appendix B, and/or
Form of Distribution Plan Agreement annexed hereto as Appendix C, as applicable, for all of our customers who purchase shares of any and all Funds whose Prospectuses provide therefor. By executing this Agreement, each of the parties hereto agrees to be bound by all terms, conditions, rights and obligations set forth in the forms of agreements annexed hereto and further agrees that such forms of agreement supersede any and all prior service agreements or other similar agreements between the parties hereto, relating to any Fund or Funds. It is recognized that certain parties may not be permitted to collect distribution fees under the Form of Distribution Plan Agreement annexed hereto, and if we are such a party, we will not collect such fees.
16. By completing the Expedited Redemption Information Form annexed hereto as Appendix D, we agree that you, each Fund with respect to which you permit us to exercise an expedited redemption privilege, the Transfer Agent of each such Fund, and your and their respective officers, directors or trustees or managing general partners, agents, employees and affiliates shall not be liable for and shall be fully indemnified and held harmless by us from and against any and all claims, demands, liabilities and expenses (including, without limitation, reasonable attorneys' fees) arising out of or in connection with any expedited redemption payments made in reliance upon the information set forth in such Appendix D.
17. Neither this Agreement nor the performance of the services of the respective parties hereunder shall be considered to constitute an exclusive arrangement, or to create a partnership, association or joint venture between you and us. Neither party hereto shall be, act as, or represent itself as, the agent or representative of the other, nor shall either party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name of, or on behalf of, the other party. This Agreement is not intended to, and shall not, create any rights against either party hereto by any third party solely on account of this Agreement. Neither party hereto shall use the name of the other party in any manner without the other party's prior written consent, except as required by any applicable federal or state law, rule, regulation or requirement, and except pursuant to any promotional programs mutually agreed upon in writing by the parties hereto.
18. Except as otherwise specifically provided herein, all notices required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by personal delivery or by postage prepaid, registered or certified United States first class mail, return receipt requested, or by telecopier, telex, telegram or similar means of same day delivery (with a confirming copy by mail as provided herein). Unless otherwise notified in writing, all notices to you shall be given or sent to you at your offices, located at One Exchange Place, Tenth Floor, Boston, MA 02109, Attn: President (with a copy to the same address, Attention:
General Counsel), and all notices to us shall be given or sent to us at our address shown below.
19. This Agreement shall become effective only when accepted and signed by you, and may be terminated at any time by either party hereto upon 15 days' prior written notice to the other party. This Agreement may be amended by you upon 15 days' prior written notice to us, and such amendment shall be deemed accepted by us upon the placement of any order for the purchase of Fund shares or the acceptance of a fee payable under this Agreement, including the Appendices hereto, after the effective date of any such amendment. This Agreement may not be assigned by us without your prior written consent. This Agreement constitutes the entire agreement and understanding between the parties hereto relating to the subject matter hereof and supersedes any and all prior agreements between the parties hereto relating to the subject matter hereof.
20. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflicts of laws.

                        Very truly yours,


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                        Bank Name (Please Print or Type)

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                        Address

Date: ---------------------------------  By:----------------------------------
                            Authorized Signature

NOTE: Please sign and return both copies of this Agreement to Premier Mutual Fund Services, Inc. Upon acceptance one countersigned copy will be returned to you for your files.

                        Accepted:
                        PREMIER MUTUAL FUND SERVICES, INC.

Date: ---------------------------------  By:----------------------------------
                            Authorized Signature
APPENDIX A
TO BANK AGREEMENT
FORM OF SERVICE AGREEMENT

Premier Mutual Fund Services, Inc.
One Exchange Place
Tenth Floor
Boston, MA 02109
Gentlemen:
We wish to enter into an Agreement with you for servicing shareholders of, and administering shareholder accounts in, certain mutual fund(s) managed, advised or administered by The Dreyfus Corporation or its subsidiaries or affiliates (hereinafter referred to individually as the "Fund" and collectively as the "Funds"). You are the principal underwriter as defined in the Investment Company Act of 1940, as amended (the "Act"), and the exclusive agent for the continuous distribution of shares of the Funds.
The terms and conditions of this Agreement are as follows:
1. We agree to provide shareholder and administrative services for our clients who own shares of the Funds ("clients"), which services may include, without limitation: assisting clients in changing dividend options, account designations and addresses; performing sub-accounting;
establishing and maintaining shareholder accounts and records; processing purchase and redemption transactions; providing periodic statements and/or reports showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by us; arranging for bank wires; and providing such other information and services as you reasonably may request, to the extent we are permitted by applicable statute, rule or regulation. In this regard, if we are a federally chartered and supervised bank or other banking organization, you recognize that we may be subject to the provisions of the Glass-Steagall Act and other laws, rules, regulations or requirements governing, among other things, the conduct of our activities. As such, we are restricted in the activities we may undertake and for which we may be paid and, therefore, intend to perform only those activities as are consistent with our statutory and regulatory obligations. We represent and warrant to, and agree with you, that the compensation payable to us hereunder, together with any other compensation payable to us by clients in connection with the investment of their assets in shares of the Funds, will be properly disclosed by us to our clients.
2. We shall provide such office space and equipment, telephone facilities and personnel (which may be all or any part of the space, equipment and facilities currently used in our business, or all or any personnel employed by us) as is necessary or beneficial for providing information and services to each Fund's shareholders, and to assist you in servicing accounts of clients. We shall transmit promptly to clients all communications sent to us for transmittal to clients by or on behalf of you, any Fund, or any Fund's investment adviser, custodian or transfer or dividend disbursing agent.
3. We agree that neither we nor any of our employees or agents are authorized to make any representation concerning shares of any Fund, except those contained in the then current Prospectus for such Fund, copies of which will be supplied by you to us in reasonable quantities upon request. If we are a federally supervised bank or thrift institution, we agree that, in providing services hereunder, we shall at all times act in compliance with the Interagency Statement on Retail Sales of Nondeposit Investment Products issued by The Board of Governors of the Federal
Reserve System, the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency, and the Office of Thrift Supervision (February 15, 1994) or any successor interagency requirements as in force at the time such services are provided. We shall have no authority to act as agent for the Funds or for you.
4. You reserve the right, at your discretion and without notice, to suspend the sale of shares or withdraw the sale of shares of any or all of the Funds.
5. We acknowledge that this Agreement shall become effective for a Fund only when approved by vote of a majority of (i) the Fund's Board of Directors or Trustees or Managing General Partners, as the case may be (collectively "Directors," individually "Director"), and (ii) Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in this Agreement, cast in person at a meeting called for the purpose of voting on such approval.
6. This Agreement shall continue until the last day of the calendar year next following the date of execution, and thereafter shall continue automatically for successive annual periods ending on the last day of each calendar year. For all Funds as to which Board approval of this Agreement is required, such continuance must be approved specifically at least annually by a vote of a majority of (i) the Fund's Board of Directors and
(ii) Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. For any Fund as to which Board approval of this Agreement is required, this Agreement is terminable without penalty, at any time, by a majority of the Fund's Directors who are not "interested persons" (as defined in the Act) and have no direct or indirect financial interest in this Agreement or upon not more than 60 days' written notice, by vote of holders of a majority of the Fund's shares. As to all Funds, this Agreement is terminable without penalty upon 15 days' notice by either party. In addition, you may terminate this Agreement as to any or all Funds immediately, without penalty, if the present investment adviser of such Fund(s) ceases to serve the Fund(s) in such capacity, or if you cease to act as distributor of such Fund(s). Notwithstanding anything contained herein, if we fail to perform the shareholder servicing and administrative functions contemplated herein by you as to any or all of the Funds, this Agreement shall be terminable effective upon receipt of notice thereof by us. This Agreement also shall terminate automatically in the event of its assignment (as defined in the Act).
7. In consideration of the services and facilities described herein, we shall be entitled to receive from you, and you agree to pay to us, the fees described as payable to us in each Fund's Service Plan adopted pursuant to Rule 12b-1 under the Act, and Prospectus and related Statement of Additional Information. We understand that any payments pursuant to this Agreement shall be paid only so long as this Agreement and such Plan are in effect. We agree that no Director, officer or shareholder of the Fund shall be liable individually for the performance of the obligations hereunder or for any such payments.
8. We agree to provide to you and each applicable Fund such information relating to our services hereunder as may be required to be maintained by you and/or such Fund under applicable federal or state laws, and the rules, regulations, requirements or conditions of applicable regulatory and self-regulatory agencies or authorities.
9. This Agreement shall not constitute either party the legal representative of the other, nor shall either party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name of or on behalf of the other party.
10. All notices required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by personal delivery or by postage prepaid, registered or certified United States first class mail, return receipt requested, or by telecopier, telex, telegram or similar means of same day delivery (with a confirming copy by mail as provided herein). Unless otherwise notified in writing, all notices to you shall be given or sent to you at One Exchange Place, Tenth Floor, Boston, MA 02109,
Attention: President (with a copy to the same address, Attention: General Counsel), and all notices to us shall be given or sent to us at our address which shall be furnished to you in writing on or before the effective date of this Agreement.
11. This Agreement shall be construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws.
APPENDIX B
TO BANK AGREEMENT
FORM OF SHAREHOLDER SERVICES AGREEMENT

Premier Mutual Fund Services, Inc.
One Exchange Place
Tenth Floor
Boston, MA 02109
Gentlemen:
We wish to enter into an Agreement with you for servicing shareholders of, and administering shareholder accounts in, certain mutual fund(s) managed, advised or administered by The Dreyfus Corporation or its subsidiaries or affiliates (hereinafter referred to individually as the "Fund" and collectively as the "Funds"). You are the principal underwriter as defined in the Investment Company Act of 1940, as amended (the "Act"), and the exclusive agent for the continuous distribution of shares of the Funds.
The terms and conditions of this Agreement are as follows:
1. We agree to provide shareholder and administrative services for our clients who own shares of the Funds ("clients"), which services may include, without limitation: assisting clients in changing dividend options, account designations and addresses; performing sub-accounting;
establishing and maintaining shareholder accounts and records; processing purchase and redemption transactions; providing periodic statements and/or reports showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by us; arranging for bank wires; and providing such other information and services as you reasonably may request, to the extent we are permitted by applicable statute, rule or regulation. In this regard, if we are a federally chartered and supervised bank or other banking organization, you recognize that we may be subject to the provisions of the Glass-Steagall Act and other laws, rules, regulations, or requirements governing, among other things, the conduct of our activities. As such, we are restricted in the activities we may undertake and for which we may be paid and, therefore, intend to perform only those activities as are consistent with our statutory and regulatory obligations. We represent and warrant to, and agree with you, that the compensation payable to us hereunder, together with any other compensation payable to us by clients in connection with the investment of their assets in shares of the Funds, will be properly disclosed by us to our clients, will be authorized by our clients and will not result in an excessive or unauthorized fee to us.
2. We shall provide such office space and equipment, telephone facilities and personnel (which may be all or any part of the space, equipment and facilities currently used in our business, or all or any personnel employed by us) as is necessary or beneficial for providing information and services to each Fund's shareholders, and to assist you in servicing accounts of clients. We shall transmit promptly to clients all communications sent to us for transmittal to clients by or on behalf of you, any Fund, or any Fund's investment adviser, custodian or transfer or dividend disbursing agent. We agree that in the event an issue pertaining to a Fund's Shareholder Services Plan is submitted for shareholder approval, we will vote any Fund shares held for our own account in the same proportion as the vote of those shares held for our clients' accounts.
3. We agree that neither we nor any of our employees or agents are authorized to make any representation concerning shares of any Fund, except those contained in the then current Prospectus for such Fund, copies of which will be supplied by you to us in reasonable quantities upon request. If we are a federally supervised bank or thrift institution, we agree that, in providing services hereunder, we shall at all times act in compliance with the Interagency Statement on Retail Sales of Nondeposit Investment Products issued by The Board of Governors of the Federal
Reserve System, the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency, and the Office of Thrift Supervision (February 15, 1994) or any successor interagency requirements as in force at the time such services are provided. We shall have no authority to act as agent for the Funds or for you.
4. You reserve the right, at your discretion and without notice, to suspend the sale of shares or withdraw the sale of shares of any or all of the Funds.
5. We acknowledge that this Agreement shall become effective for a Fund only when approved by vote of a majority of (i) the Fund's Board of Directors or Trustees or Managing General Partners, as the case may be (collectively "Directors," individually "Director"), and (ii) Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in this Agreement, cast in person at a meeting called for the purpose of voting on such approval.
6. This Agreement shall continue until the last day of the calendar year next following the date of execution, and thereafter shall continue automatically for successive annual periods ending on the last day of each calendar year. Such continuance must be approved specifically at least annually by a vote of a majority of (i) the Fund's Board of Directors and
(ii) Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty, at any time, by a majority of the Fund's Directors who are not "interested persons" (as defined in the Act) and have no direct or indirect financial interest in this Agreement. This Agreement is terminable without penalty upon 15 days' notice by either party. In addition, you may terminate this Agreement as to any or all Funds immediately, without penalty, if the present investment adviser of such Fund(s) ceases to serve the Fund(s) in such capacity, or if you cease to act as distributor of such Fund(s). Notwithstanding anything contained herein, if we fail to perform the shareholder servicing and administrative functions contemplated herein by you as to any or all of the Funds, this Agreement shall be terminable effective upon receipt of notice thereof by us. This Agreement also shall terminate automatically in the event of its assignment (as defined in the Act).
7. In consideration of the services and facilities described herein, we shall be entitled to receive from you, and you agree to pay to us, the fees described as payable to us in each Fund's Shareholder Services Plan and Prospectus and related Statement of Additional Information. We understand that any payments pursuant to this Agreement shall be paid only so long as this Agreement and such Plan are in effect. We agree that no Director, officer or shareholder of the Fund shall be liable individually for the performance of the obligations hereunder or for any such payments.
8. We agree to provide to you and each applicable Fund such information relating to our services hereunder as may be required to be maintained by you and/or such fund under applicable federal or state laws, and the rules, regulations, requirements or conditions of applicable regulatory and self-regulatory agencies or authorities.
9. This Agreement shall not constitute either party the legal representative of the other, nor shall either party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name of or on behalf of the other party.
10. All notices required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by personal delivery or by postage prepaid, registered or certified United States first class mail, return receipt requested, or by telecopier, telex, telegram or similar means of same day delivery (with a confirming copy by mail as provided herein). Unless otherwise notified in writing, all notices to you shall be given or sent to you at One Exchange Place, Tenth Floor, Boston, MA 02109,
Attention: President (with a copy to the same address, Attention: General Counsel), and all notices to us shall be given or sent to us at our address which shall be furnished to you in writing on or before the effective date of this Agreement.
11. This Agreement shall be construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws.
APPENDIX C
TO BANK AGREEMENT
FORM OF DISTRIBUTION PLAN AGREEMENT

Premier Mutual Fund Services, Inc.
One Exchange Place
Tenth Floor
Boston, MA 02109
Gentlemen:
We wish to enter into an Agreement with you with respect to our providing distribution assistance relating to shares of certain mutual fund(s) managed, advised or administered by The Dreyfus Corporation or its subsidiaries or affiliates (hereinafter referred to individually as the "Fund" and collectively as the "Funds"). You are the principal underwriter as defined in the Investment Company Act of 1940, as amended (the "Act"), and the exclusive agent for the continuous distribution of shares of the Funds.
The terms and conditions of this Agreement are as follows:
1. We agree to provide distribution assistance in connection with the sale of the shares of the Funds. In this regard, if we are a federally chartered and supervised bank or other banking organization, you recognize that we may be subject to the provisions of the Glass-Steagall Act and other laws, rules, regulations or requirements governing, among other things, the conduct of our activities. As such, we are restricted in the activities we may undertake and for which we may be paid and, therefore, intend to perform only those activities as are consistent with our statutory and regulatory obligations. We represent and warrant to, and agree with you, that the compensation payable to us hereunder, together with any other compensation payable to us by clients in connection with the investment of their assets in shares of the Funds, will be properly disclosed by us to our clients.
2. We shall provide such office space and equipment, telephone facilities and personnel (which may be all or any part of the space, equipment and facilities currently used in our business, or all or any personnel employed by us) as is necessary or beneficial for providing services hereunder. We shall transmit promptly to clients all communications sent to us for transmittal to clients by or on behalf of you, any Fund, or any Fund's investment adviser, custodian or transfer or dividend disbursing agent.
3. We agree that neither we nor any of our employees or agents are authorized to make any representation concerning shares of any Fund, except those contained in the then current Prospectus for such Fund, copies of which will be supplied by you to us in reasonable quantities upon request. If we are a federally supervised bank or thrift institution, we agree that, in providing services hereunder, we shall at all times act in compliance with the Interagency Statement on Retail Sales of Nondeposit Investment Products issued by The Board of Governors of the Federal
Reserve System, the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency, and the Office of Thrift Supervision (February 15, 1994) or any successor interagency requirements as in force at the time such services are provided. We shall have no authority to act as agent for the Funds or for you.
4. You reserve the right, at your discretion and without notice, to suspend the sale of shares or withdraw the sale of shares of any or all of the Funds.
5. We acknowledge that this Agreement shall become effective for a Fund only when approved by vote of a majority of (i) the Fund's Board of Directors or Trustees or Managing General Partners, as the case may be (collectively "Directors," individually "Director"), and (ii) Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in this Agreement, cast in person at a meeting called for the purpose of voting on such approval.
6. This Agreement shall continue until the last day of the calendar year next following the date of execution, and thereafter shall continue automatically for successive annual periods ending on the last day of each calendar year. Such continuance must be approved specifically at least annually by a vote of a majority of (i) the Fund's Board of Directors and
(ii) Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty, at any time, by a majority of the Fund's Directors who are not "interested persons" (as defined in the Act) and have no direct or indirect financial interest in this Agreement or, upon not more than 60 days' written notice, by vote of holders of a majority of the Fund's shares. This Agreement is terminable without penalty upon 15 days' notice by either party. In addition, you may terminate this Agreement as to any or all Funds immediately, without penalty, if the present investment adviser of such Fund(s) ceases to serve the Fund(s) in such capacity, or if you cease to act as distributor of such Fund(s). Notwithstanding anything contained herein, if we fail to perform the distribution functions contemplated herein by you as to any or all of the Funds, this Agreement shall be terminable effective upon receipt of notice thereof by us. This Agreement also shall terminate automatically in the event of its assignment (as defined in the Act).
7. In consideration of the services and facilities described herein, we shall be entitled to receive from you, and you agree to pay to us, the fees described as payable to us in each Fund's Distribution Plan adopted pursuant to Rule 12b-1 under the Act, and Prospectus and related
Statement of Additional Information. We understand that any payments pursuant to this Agreement shall be paid only so long as this Agreement and such Plan are in effect. We agree that no Director, officer or shareholder of the Fund shall be liable individually for the performance of the obligations hereunder or for any such payments.
8. We agree to provide to you and each applicable Fund such information relating to our services hereunder as may be required to be maintained by you and/or such Fund under applicable federal or state laws, and the rules, regulations, requirements or conditions of applicable regulatory and self-regulatory agencies or authorities.
9. This Agreement shall not constitute either party the legal representative of the other, nor shall either party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name of or on behalf of the other party.
10. All notices required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by personal delivery or by postage prepaid, registered or certified United States first class mail, return receipt requested, or by telecopier, telex, telegram or similar means of same day delivery (with a confirming copy by mail as provided herein). Unless otherwise notified in writing, all notices to you shall be given or sent to you at One Exchange Place, Tenth Floor, Boston, MA 02109,
Attention: President (with a copy to the same address, Attention: General Counsel), and all notices to us shall be given or sent to us at our address which shall be furnished to you in writing on or before the effective date of this Agreement.
11. This Agreement shall be construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws.
APPENDIX D
TO BANK AGREEMENT
EXPEDITED REDEMPTION INFORMATION FORM

    The following information is provided by the Bank identified below which desires to exercise expedited redemption privileges with respect to shares of certain mutual funds managed, advised or administered by The Dreyfus Corporation or its affiliates, which shares are registered in the name of, or beneficially owned by, the customers of such Bank.

(PLEASE PRINT OR TYPE)

------------------------------------------------------------------------------
NAME OF BANK

------------------------------------------------------------------------------
STREET ADDRESS                CITY        STATE        ZIP CODE

In order to speed payment, redemption proceeds shall be sent only to the commercial bank identified below, for credit to customer accounts of the above-named Bank.

------------------------------------------------------------------------------
NAME OF COMMERCIAL BANK TO RECEIVE ALL PAYMENTS - ABA NUMBER

------------------------------------------------------------------------------
ACCOUNT NAME                    ACCOUNT NUMBER

------------------------------------------------------------------------------
STREET ADDRESS                CITY        STATE        ZIP CODE



















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APPENDIX B
TO BANK AGREEMENT
FORM OF SHAREHOLDER SERVICES AGREEMENT

Premier Mutual Fund Services, Inc.
One Exchange Place
Tenth Floor
Boston, MA 02109
Gentlemen:
We wish to enter into an Agreement with you for servicing shareholders of, and administering shareholder accounts in, certain mutual fund(s) managed, advised or administered by The Dreyfus Corporation or its subsidiaries or affiliates (hereinafter referred to individually as the "Fund" and collectively as the "Funds"). You are the principal underwriter as defined in the Investment Company Act of 1940, as amended (the "Act"), and the exclusive agent for the continuous distribution of shares of the Funds.
The terms and conditions of this Agreement are as follows:
1. We agree to provide shareholder and administrative services for our clients who own shares of the Funds ("clients"), which services may include, without limitation: assisting clients in changing dividend options, account designations and addresses; performing sub-accounting;
establishing and maintaining shareholder accounts and records; processing purchase and redemption transactions; providing periodic statements and/or reports showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by us; arranging for bank wires; and providing such other information and services as you reasonably may request, to the extent we are permitted by applicable statute, rule or regulation. In this regard, if we are a federally chartered and supervised bank or other banking organization, you recognize that we may be subject to the provisions of the Glass-Steagall Act and other laws, rules, regulations, or requirements governing, among other things, the conduct of our activities. As such, we are restricted in the activities we may undertake and for which we may be paid and, therefore, intend to perform only those activities as are consistent with our statutory and regulatory obligations. We represent and warrant to, and agree with you, that the compensation payable to us hereunder, together with any other compensation payable to us by clients in connection with the investment of their assets in shares of the Funds, will be properly disclosed by us to our clients, will be authorized by our clients and will not result in an excessive or unauthorized fee to us.
2. We shall provide such office space and equipment, telephone facilities and personnel (which may be all or any part of the space, equipment and facilities currently used in our business, or all or any personnel employed by us) as is necessary or beneficial for providing information and services to each Fund's shareholders, and to assist you in servicing accounts of clients. We shall transmit promptly to clients all communications sent to us for transmittal to clients by or on behalf of you, any Fund, or any Fund's investment adviser, custodian or transfer or dividend disbursing agent. We agree that in the event an issue pertaining to a Fund's Shareholder Services Plan is submitted for shareholder approval, we will vote any Fund shares held for our own account in the same proportion as the vote of those shares held for our clients' accounts.
3. We agree that neither we nor any of our employees or agents are authorized to make any representation concerning shares of any Fund, except those contained in the then current Prospectus for such Fund, copies of which will be supplied by you to us in reasonable quantities upon request. If we are a federally supervised bank or thrift institution, we agree that, in providing services hereunder, we shall at all times act in compliance with the Interagency Statement on Retail Sales of Nondeposit Investment Products issued by The Board of Governors of the Federal
Reserve System, the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency, and the Office of Thrift Supervision (February 15, 1994) or any successor interagency requirements as in force at the time such services are provided. We shall have no authority to act as agent for the Funds or for you.
4. You reserve the right, at your discretion and without notice, to suspend the sale of shares or withdraw the sale of shares of any or all of the Funds.
5. We acknowledge that this Agreement shall become effective for a Fund only when approved by vote of a majority of (i) the Fund's Board of Directors or Trustees or Managing General Partners, as the case may be (collectively "Directors," individually "Director"), and (ii) Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in this Agreement, cast in person at a meeting called for the purpose of voting on such approval.
6. This Agreement shall continue until the last day of the calendar year next following the date of execution, and thereafter shall continue automatically for successive annual periods ending on the last day of each calendar year. Such continuance must be approved specifically at least annually by a vote of a majority of (i) the Fund's Board of Directors and
(ii) Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty, at any time, by a majority of the Fund's Directors who are not "interested persons" (as defined in the Act) and have no direct or indirect financial interest in this Agreement. This Agreement is terminable without penalty upon 15 days' notice by either party. In addition, you may terminate this Agreement as to any or all Funds immediately, without penalty, if the present investment adviser of such Fund(s) ceases to serve the Fund(s) in such capacity, or if you cease to act as distributor of such Fund(s). Notwithstanding anything contained herein, if we fail to perform the shareholder servicing and administrative functions contemplated herein by you as to any or all of the Funds, this Agreement shall be terminable effective upon receipt of notice thereof by us. This Agreement also shall terminate automatically in the event of its assignment (as defined in the Act).
7. In consideration of the services and facilities described herein, we shall be entitled to receive from you, and you agree to pay to us, the fees described as payable to us in each Fund's Shareholder Services Plan and Prospectus and related Statement of Additional Information. We understand that any payments pursuant to this Agreement shall be paid only so long as this Agreement and such Plan are in effect. We agree that no Director, officer or shareholder of the Fund shall be liable individually for the performance of the obligations hereunder or for any such payments.
8. We agree to provide to you and each applicable Fund such information relating to our services hereunder as may be required to be maintained by you and/or such fund under applicable federal or state laws, and the rules, regulations, requirements or conditions of applicable regulatory and self-regulatory agencies or authorities.
9. This Agreement shall not constitute either party the legal representative of the other, nor shall either party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name of or on behalf of the other party.
10. All notices required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by personal delivery or by postage prepaid, registered or certified United States first class mail, return receipt requested, or by telecopier, telex, telegram or similar means of same day delivery (with a confirming copy by mail as provided herein). Unless otherwise notified in writing, all notices to you shall be given or sent to you at One Exchange Place, Tenth Floor, Boston, MA 02109,
Attention: President (with a copy to the same address, Attention: General Counsel), and all notices to us shall be given or sent to us at our address which shall be furnished to you in writing on or before the effective date of this Agreement.
11. This Agreement shall be construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws.

APPENDIX C
TO BANK AGREEMENT
FORM OF DISTRIBUTION PLAN AGREEMENT

Premier Mutual Fund Services, Inc.
One Exchange Place
Tenth Floor
Boston, MA 02109
Gentlemen:
We wish to enter into an Agreement with you with respect to our providing distribution assistance relating to shares of certain mutual fund(s) managed, advised or administered by The Dreyfus Corporation or its subsidiaries or affiliates (hereinafter referred to individually as the "Fund" and collectively as the "Funds"). You are the principal underwriter as defined in the Investment Company Act of 1940, as amended (the "Act"), and the exclusive agent for the continuous distribution of shares of the Funds.
The terms and conditions of this Agreement are as follows:
1. We agree to provide distribution assistance in connection with the sale of the shares of the Funds. In this regard, if we are a federally chartered and supervised bank or other banking organization, you recognize that we may be subject to the provisions of the Glass-Steagall Act and other laws, rules, regulations or requirements governing, among other things, the conduct of our activities. As such, we are restricted in the activities we may undertake and for which we may be paid and, therefore, intend to perform only those activities as are consistent with our statutory and regulatory obligations. We represent and warrant to, and agree with you, that the compensation payable to us hereunder, together with any other compensation payable to us by clients in connection with the investment of their assets in shares of the Funds, will be properly disclosed by us to our clients.
2. We shall provide such office space and equipment, telephone facilities and personnel (which may be all or any part of the space, equipment and facilities currently used in our business, or all or any personnel employed by us) as is necessary or beneficial for providing services hereunder. We shall transmit promptly to clients all communications sent to us for transmittal to clients by or on behalf of you, any Fund, or any Fund's investment adviser, custodian or transfer or dividend disbursing agent.
3. We agree that neither we nor any of our employees or agents are authorized to make any representation concerning shares of any Fund, except those contained in the then current Prospectus for such Fund, copies of which will be supplied by you to us in reasonable quantities upon request. If we are a federally supervised bank or thrift institution, we agree that, in providing services hereunder, we shall at all times act in compliance with the Interagency Statement on Retail Sales of Nondeposit Investment Products issued by The Board of Governors of the Federal
Reserve System, the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency, and the Office of Thrift Supervision (February 15, 1994) or any successor interagency requirements as in force at the time such services are provided. We shall have no authority to act as agent for the Funds or for you.
4. You reserve the right, at your discretion and without notice, to suspend the sale of shares or withdraw the sale of shares of any or all of the Funds.
5. We acknowledge that this Agreement shall become effective for a Fund only when approved by vote of a majority of (i) the Fund's Board of Directors or Trustees or Managing General Partners, as the case may be (collectively "Directors," individually "Director"), and (ii) Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in this Agreement, cast in person at a meeting called for the purpose of voting on such approval.
6. This Agreement shall continue until the last day of the calendar year next following the date of execution, and thereafter shall continue automatically for successive annual periods ending on the last day of each calendar year. Such continuance must be approved specifically at least annually by a vote of a majority of (i) the Fund's Board of Directors and
(ii) Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty, at any time, by a majority of the Fund's Directors who are not "interested persons" (as defined in the Act) and have no direct or indirect financial interest in this Agreement or, upon not more than 60 days' written notice, by vote of holders of a majority of the Fund's shares. This Agreement is terminable without penalty upon 15 days' notice by either party. In addition, you may terminate this Agreement as to any or all Funds immediately, without penalty, if the present investment adviser of such Fund(s) ceases to serve the Fund(s) in such capacity, or if you cease to act as distributor of such Fund(s). Notwithstanding anything contained herein, if we fail to perform the distribution functions contemplated herein by you as to any or all of the Funds, this Agreement shall be terminable effective upon receipt of notice thereof by us. This Agreement also shall terminate automatically in the event of its assignment (as defined in the Act).
7. In consideration of the services and facilities described herein, we shall be entitled to receive from you, and you agree to pay to us, the fees described as payable to us in each Fund's Distribution Plan adopted pursuant to Rule 12b-1 under the Act, and Prospectus and related
Statement of Additional Information. We understand that any payments pursuant to this Agreement shall be paid only so long as this Agreement and such Plan are in effect. We agree that no Director, officer or shareholder of the Fund shall be liable individually for the performance of the obligations hereunder or for any such payments.
8. We agree to provide to you and each applicable Fund such information relating to our services hereunder as may be required to be maintained by you and/or such Fund under applicable federal or state laws, and the rules, regulations, requirements or conditions of applicable regulatory and self-regulatory agencies or authorities.
9. This Agreement shall not constitute either party the legal representative of the other, nor shall either party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name of or on behalf of the other party.
10. All notices required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by personal delivery or by postage prepaid, registered or certified United States first class mail, return receipt requested, or by telecopier, telex, telegram or similar means of same day delivery (with a confirming copy by mail as provided herein). Unless otherwise notified in writing, all notices to you shall be given or sent to you at One Exchange Place, Tenth Floor, Boston, MA 02109,
Attention: President (with a copy to the same address, Attention: General Counsel), and all notices to us shall be given or sent to us at our address which shall be furnished to you in writing on or before the effective date of this Agreement.
11. This Agreement shall be construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws.